Exhibit 10.3

XENON PHARMACEUTICALS INC.

and

GENENTECH, INC.

and

F. HOFFMANN-LA ROCHE LTD

COLLABORATIVE RESEARCH AND

LICENSE AGREEMENT

DECEMBER 22, 2011

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS/INTERPRETATION		2

1.1	Definitions	2
1.2	Interpretation	16

ARTICLE 2 RESEARCH PROGRAM		17

2.1	General	17
2.2	Research Program Costs	17
2.3	Amendments to the Research Program	17
2.4	Research Term	18
2.5	Xenon FTE Funding	18
2.6	FTE Records	18
2.7	Conduct of Research Program	19

ARTICLE 3 JOINT RESEARCH		19

3.1	Alliance Managers	19
3.2	Joint Research Committee	20
3.3	Governance of JRC	21
3.4	Decision Making	22
3.5	Responsibilities	22
3.6	Research Plan	22
3.7	Subcontractors	23
3.8	Exclusivity	24
3.9	[†] Project	24
3.10	Asset Purchase	24

ARTICLE 4 DISCLOSURE AND REPORTS DURING THE RESEARCH TERM		24

4.1	Initial Technology Transfer	24
4.2	Quarterly Reports	25
4.3	Annual Report	25
4.4	Books and Records	25
4.5	Material Transfers	25

ARTICLE 5 MANUFACTURE AND SUPPLY		26

5.1	Manufacturing and Supply of Compounds	26

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ARTICLE 6 DEVELOPMENT AND COMMERCIALIZATION		26

6.1	Development and Commercialization Activities	26
6.2	Development Candidates	26
6.3	Genentech Post Research Term Reports	26

ARTICLE 7 CLOSING PAYMENT AND MILESTONE PAYMENTS		27

7.1	Closing Payment	27
7.2	Research and Development Milestone Events and Payments	27
7.3	Regulatory Milestone Events and Payments	28
7.4	Sales Milestone Events and Payments	29
7.5	Second Indication Milestone Events and Payments	29
7.6	Post-Research Term Know-How Milestone Payments	30
7.7	Time of Payment	30
7.8	Milestone Achievements	31

ARTICLE 8 ROYALTIES		31

8.1	SMC Royalty	31
8.2	SMC Know-How Royalty	31
8.3	LMC Royalty	31
8.4	Post-Research Term Know-How Royalties	31
8.5	Generic Products	32
8.6	Biosimilar Products	32
8.7	Limits on Royalty Reductions	32
8.8	Royalty Stacking Offsets	32
8.9	Diagnostic Products	32
8.10	Non-Monetary Consideration	32
8.11	Royalty Reports; Payments	33
8.12	Audits	33
8.13	Tax Matters	34
8.14	Currency Exchange	34
8.15	Late Payments	34
8.16	Mode of Payment	34
8.17	No Set-Off	35
8.18	Bank Account	35
8.19	Costs	35
8.20	Sublicensees	35
8.21	Post-Royalty Term	35

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ARTICLE 9 LICENSES		36

9.1	Xenon Licenses to Genentech	36
9.2	Genentech License to Xenon	36
9.3	Sublicense Rights	36
9.4	Sublicense Up-front Payments	37
9.5	No Implied Licenses	38

ARTICLE 10 INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND ENFORCEMENT		38

10.1	Ownership of Intellectual Property	38
10.2	Disclosure of Collaboration IP	39
10.3	Prosecution of Genentech Background IP and Genentech LMC Collaboration IP	39
10.4	Prosecution of other Collaboration IP and Xenon Background IP	39
10.5	Prosecution and Maintenance of Xenon’s Background IP Patent Rights Covering [†] and Research Tools	42
10.6	Patent Enforcement	43
10.7	Third Party Suits	44
10.8	Data Exclusivity	45
10.9	Trademarks	45

ARTICLE 11 CONFIDENTIALITY		45

11.1	Confidential Information	45
11.2	Exceptions	46
11.3	Press Releases	47
11.4	Publications	47
11.5	Employee and Advisor Obligations	48
11.6	Term of Confidentiality	48

ARTICLE 12 TERM AND TERMINATION		48

12.1	Term	48
12.2	Bankruptcy, Dissolution and Winding Up	48
12.3	Termination by the Parties	49
12.4	Termination for Breach/Termination Effect	49
12.5	Termination by Genentech for Convenience	52
12.6	Ceasing Development	52
12.7	Ongoing Obligations	52
12.8	Dispute Resolution	53

ARTICLE 13 DISPUTE RESOLUTION		53

13.1	Internal Mediation	53
13.2	Arbitration	53
13.3	Audit—Binding Determinations	55

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ARTICLE 14 REPRESENTATIONS AND WARRANTIES		55

14.1	Representation of Authority; Consents	55
14.2	Intellectual Property	56
14.3	Knowledge of Pending or Threatened Litigation	56
14.4	Joint and Several Liability	57
14.5	Disclaimer of Warranty	57

ARTICLE 15 INDEMNIFICATION		57

15.1	Indemnity By Genentech	57
15.2	Indemnity by Xenon	58
15.3	Method of Asserting Claims	59
15.4	Notice Period	59
15.5	Reimbursement	59
15.6	Settlement	59
15.7	Grant of Access and Assistance to Indemnifying Party	60
15.8	Conflict of Interest or Failure to Defend	60
15.9	Insurance Proceeds	60
15.10	Limitation	60
15.11	Insurance	61

ARTICLE 16 GENERAL		62

16.1	Assignment	62
16.2	Governing Law	63
16.3	United Nations Convention	63
16.4	Business Day	63
16.5	Notices	63
16.6	Force Majeure	65
16.7	Independent Contractors	65
16.8	No Strict Construction	65
16.9	No Implied Waivers; Rights Cumulative	66
16.10	Severability	66
16.11	Execution in Counterparts	66
16.12	No Third Party Beneficiaries or Obligors	66
16.13	Entire Agreement	66
16.14	Amendment	67
16.15	Compliance	67

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

v

COLLABORATIVE RESEARCH AND

LICENSE AGREEMENT

This Agreement is made December 22, 2011 (the “Effective Date”)

BETWEEN:

On the one hand:

XENON PHARMACEUTICALS INC., a Canadian corporation

having its principal place of business at 3650 Gilmore Way,

Burnaby, British Columbia, V5G 4W8

(“Xenon”)

AND:

On the other hand:

GENENTECH, INC., a California corporation having its

principal place of business at 1 DNA Way, South San Francisco,

California, USA 94080 (“GNE”)

together with

F. HOFFMANN-LA ROCHE LTD, a Swiss corporation with its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“Roche”)

(GNE and Roche, collectively, “Genentech”)

RECITALS

WHEREAS:

A.	Each of Xenon and Genentech has proprietary technology and scientific expertise relating to research of compounds for the treatment of chronic and acute pain in humans;

B.	Genentech has expertise in developing, marketing and selling pharmaceutical products; and

C.	Xenon and Genentech wish to collaborate on the research of compounds that are modulators of NaV1.7, upon the terms set out in this Agreement, and Genentech shall develop, manufacture and sell products containing such compounds.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

WITNESSES THAT, in consideration of the premises and the mutual covenants contained herein, Xenon and Genentech agree as follows:

ARTICLE 1

DEFINITIONS/INTERPRETATION

1.1	Definitions

In this Agreement:

“Affiliate” means any Person that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with a Party. For purposes of the foregoing, “control” means:

(i)	the direct or indirect ownership of fifty percent (50%) or more of the voting stock or other voting interests or interest in the profits of a Party, or

(ii)	the ability to otherwise control or direct the decisions of board of directors or equivalent governing body thereof.

Notwithstanding the foregoing, unless expressly specified otherwise, for the purposes of this Agreement, Chugai Pharmaceutical Co., Ltd, and all entities controlled by Chugai Pharmaceutical Co., Ltd (collectively, “Chugai”), shall not be considered an Affiliate of Genentech unless and until GNE or Roche provides written notice to Xenon specifying Chugai as an Affiliate of Genentech.

“Agreement” means this Agreement, including the Schedules hereto and any written agreement, document or instrument entered into, made or delivered pursuant to the terms hereof, and as any of them may from time to time be supplemented or amended.

“Alliance Manager” has the meaning given to that term in Section 3.1.

“[†] Project” has the meaning given to that term in Section 3.9.

“Applicable Law” means all applicable laws, rules, regulations, guidelines and policies that apply to the performance of either Party’s obligations under this Agreement (including disclosure obligations as required by any stock exchange or securities commission having authority over a Party) to the extent applicable to such Party.

[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

“Biosimilar Product” means a product:

(i)	[†]; or

(ii)	[†].

“Books and Records” means, in whatever media, all books and records, documents, reports and accounts in connection with or relating to any research activities pursuant to this Agreement.

“Business Day” means any day other than a Saturday, Sunday, or commercial holiday in either Vancouver, British Columbia or San Francisco, California or such other day when the general operations of a Party are closed.

“Calendar Quarter” means the period of three calendar months ending on each of March 31, June 30, September 30, and December 31.

“Ceases Development” or “Ceased Development” [†].

“Change of Control Event” has the meaning set out in Section 16.1.

“CFR” means the US Code of Federal Regulations.

“Collaboration Compound” means a Compound that is:

(i)	Controlled by Xenon as of the Effective Date or during the Research Term (but, for greater certainty, excludes any Compound that is Controlled by a Third Party prior to the date that such Third Party becomes an Affiliate of Xenon);

(ii)	Controlled by Genentech as of the Effective Date and that as of the Effective Date Genentech has identified as a Compound;

(iii)	conceived, identified or first made by Xenon solely or jointly with Genentech during the Research Term;

(iv)	conceived, identified or first made solely by Genentech and/or by a Third Party on behalf of Genentech, during the Research Term, and results from activities under the Research Program;

(v)	A SMC that (A) [†], or (B) [†]; or

(vi)	A LMC that [†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

“Collaboration IP” means any Intellectual Property conceived, identified, or first made after the Effective Date:

(i)	by solely (A) employees of Xenon or a Xenon subcontractor (as permitted under Article 3.7(a)), or solely (B) employees of Genentech or a Genentech subcontractor (as permitted under Article 3.7(b)) or jointly (A) and (B), during the course of, in furtherance of, and as a result of a Party performing its activities under the Research Program; or

(ii)	[†],

in each case (i) and (ii) above, that[†].

“Commencement of Phase II Clinical Trial” means the first dosing of the first human subject in a Phase II Clinical Trial.

“Commencement of Phase III Clinical Trial” means the first dosing of the first human subject in a Phase III Clinical Trial.

“Commercialization” or “Commercialize” means any activities directed to marketing, advertising, promoting, detailing, distributing, importing, exporting and selling of Licensed Products.

“Compound” means a chemical or protein-based compound (other than XEN402, XEN403, and [†]), that [†] NaV1.7 [†].

“Confidential Information” means a Party’s non-public proprietary Know-How or other non-public information (whether or not patentable) regarding a Party’s research, Development, Manufacturing and Commercialization activities and its technology, products, business information and objectives. “Confidential Information” shall expressly include all technical or business information of a Party disclosed at a meeting of the JRC (including all written reports made to the JRC during the Research Term) or included within a Genentech Post Research Term Report.

“Consumer Price Index” means the Consumer Price Index – All-items, applicable to Vancouver, British Columbia, as published by Statistics Canada, or if such Index is no longer published, then the Index most comparable thereto.

“Control” or “Controlled” means, with respect to any Intellectual Property, the possession (whether by license, other than pursuant to this Agreement, or ownership) by a Party of the ability to grant to the other Party access and/or a license as provided herein without violating the terms of any agreement or other arrangement, existing before, on or after the Effective Date with any Third Party.

“Covering”, “Cover”, or “Covered” means, with respect to a Compound, Collaboration Compound, Licensed Product, Diagnostic Product, XEN402 or XEN403 (as applicable), that[†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

“Development” or “Develop” means the conduct of all formulating, preclinical and other testing, clinical and other studies, and other activities (including test method development, toxicology studies, statistical analysis and report writing, packaging, labelling and regulatory affairs, product approval and registration activities) necessary or desirable to obtain and maintain Regulatory Approval.

“Development Candidate” means [†].

“Diagnostic Product” means an assay, test, test kit, or service used for the purpose of Developing or Commercializing Compounds.

“Diagnostic Royalty Product” means a Diagnostic Product:

(a)	that [†]; or

(b)	that, [†].

“Diagnostic Product Net Sales” means, with respect to sales or other dispositions of a Diagnostic Royalty Product, [†]:

(a)	[†];

(b)	[†];

[†].

Further, in the event that Genentech or Genentech’s Sublicensees or Genentech Licensee (as applicable)[†] (unless such other product is one to which Xenon is entitled to payments under Article 7 or Article 8 hereunder), Xenon and Genentech shall agree upon [†] for purposes of calculation of Diagnostic Product Net Sales for that Diagnostic Royalty Product.

For the purposes of Diagnostic Product Net Sales, the following definitions apply:

(1)	[†].

(2)	[†].

“Diagnostic Product Royalty” has the meaning given to that term in Section 8.9.

“Diagnostic Royalty Term” means, in respect of each Diagnostic Product unless earlier terminated pursuant to the provisions of Article 12, on a Diagnostic Product-by-Diagnostic Product and country-by-country basis within the Territory:

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(a)	For Diagnostic Products to which Section (A) of the Diagnostic Product definition is applicable:

the period commencing on the date of the First Commercial Sale of such Royalty Product in that country and ending on the expiration of the last to expire of the Valid Claims of the applicable Patent Rights Covering such Royalty Product in such country; and

(b)	For Diagnostic Products to which Section (B) of the Diagnostic Product definition is applicable:

the period commencing on the Patent Rights Loss Date of such Royalty Product in that country, and ending on the tenth (10th) anniversary of the First Commercial Sale of such Royalty Product in such country.

“Diligent Efforts” means:

(a)	In respect of Genentech, [†]; and

(b)	In respect of Xenon, [†].

“Disclosure” has the meaning set out in Section 11.4.

“Effective Date” has the meaning set out at the beginning of this Agreement.

“ED-Go” means Genentech’s internal approval of a program to begin IND-enabling toxicology studies [†].

“EMA” means the European Medicines Agency, or a successor agency thereto.

“EU” means the European Union, or any Major EU Country.

“First Commercial Sale” means, with respect to a Compound or Licensed Product or Diagnostic Product, the first bona fide sale of such compound or product to a Third Party by or on behalf of Genentech or its Sublicensees or Genentech Licensee (as applicable) in a country in the Territory after Regulatory Approval has been achieved for such compound or product in such country. For greater certainty, sales for test marketing, sampling and promotional uses, Clinical Trial purposes or compassionate or similar use shall not be considered to constitute a First Commercial Sale.

“FTE” means the equivalent of a full-time employee’s work time over a twelve (12) month period (including normal vacations, sick days and holidays applicable to each Party). The portion of an FTE year devoted by an employee to the Research Program shall be determined [†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

“FTE Rate” shall mean the amount Genentech will pay to Xenon over a consecutive twelve (12) month period during the Research Term to support one (1) Xenon FTE dedicated to the Research Plan. The FTE Rate shall be (i) [†] and (ii) [†].

“Genentech Background IP” means:

(i)	Genentech Background Know-How; and

(ii)	Genentech Background Patent Rights.

“Genentech Background Know-How” means all Know-How that: (i) is Controlled by GNE as of the Effective Date; (ii) is not generally known; and (iii) is necessary or useful for the work to be undertaken by Xenon pursuant to the Research Program.

“Genentech Background Patent Rights” means all Patent Rights Controlled by GNE as of the Effective Date that are necessary or useful for Xenon to conduct research pursuant to the Research Program.

“Genentech Collaboration IP” means the Collaboration IP Controlled by Genentech, including Genentech’s interest in Joint Collaboration IP.

“Genentech Indemnified Parties” has the meaning set out in Section 15.2.

“Genentech Licensee” has the meaning set forth in Section 9.3.

“Genentech Termination IP” means:

(a)	[†]; and

(b)	[†],

in each (a) and (b) that [†].

“GLP” means, at any time, the then current Good Laboratory Practices as such term is defined from time to time by the FDA, or comparable standards or requirements of other relevant Regulatory Authority within the Territory.

“GLP Toxicology Study” means a pharmacokinetic and/or toxicology study conducted under GLP for filing an IND.

“GMP Manufacturing” means the Manufacturing of a Product, pursuant to the then current Good Manufacturing Practices as such term is defined from time to time by the FDA or comparable standards or requirements of other relevant Regulatory Authority having jurisdiction over the Development, Manufacture or Commercialization of the Product within the Territory.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

“Half Year” means the six (6) month period from (i) January 1 through June 30 or (ii) July 1 through December 31 of any Year.

[†]

“IND” means an Investigational New Drug Application (as defined in the US Food, Drug and Cosmetic Act) filed with the FDA or the counterpart application filed with any other applicable Regulatory Authority.

“IND Approval” means the approval of an IND by the FDA or other applicable Regulatory Authority.

“Indication” means any of:

(i)	[†];

(ii)	[†];

(iii)	[†];

(iv)	[†]; or

(v)	[†].

“Intellectual Property” means Patent Rights, Know-How, trade names, trademarks, copyright, trade dress, industrial and other designs, and all other forms of intellectual property, all whether or not registered, or capable of registration.

“Joint Collaboration IP” means Collaboration IP that is conceived, identified or first made jointly by Xenon and Genentech.

“JRC” has the meaning set out in Section 3.2(a).

[†]

“Know-How” means any know-how, inventions, discoveries, trade secrets, information, data and materials including ideas, concepts, formulas, methods, processes, techniques, procedures, designs, compositions, plans, applications, research, preclinical and clinical data, regulatory information, manufacturing process, scale-up and other technical data, reports, documentation and samples. Know-How excludes Patent Right(s).

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

“Know-How Royalty Term” means, in respect of each SMC Know-How Royalty Product unless earlier terminated pursuant to the provisions of Article 12, [†],

(a)	For SMC Know-How Royalty Products to [†]:

[†]; and

(b)	For SMC Know-How Royalty Products [†]:

[†].

“Licensed IP” means Xenon Background IP, Xenon Collaboration IP and Post-Research Term IP.

“Licensed Product” means any Product containing a Compound as an active ingredient.

“LMC” means a Compound other than a SMC.

“LMC Licensed Product” means a Licensed Product that contains an LMC as an active ingredient.

“LMC Milestone Product” means a LMC Licensed Product that:

(a)	[†]; or

(b)	[†]:

(i)	[†];

(ii)	[†]; or

(iii)	[†].

“LMC Royalty” has the meaning given to that term in Section 8.3.

“LMC Royalty Product” means a LMC Licensed Product that:

(a)	[†]; or

(b)	[†]:

(i)	[†];

(ii)	[†]; or

(iii)	[†]

“LMC Royalty Term” means the period of time under which an LMC Royalty is payable pursuant to Section 8.3.

[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

“Major EU Country” means Germany, France, the United Kingdom, Spain or Italy.

“Manufacture” or “Manufacturing” means all activities associated with the production, manufacture, processing, filling, finishing and packaging, as applicable, for research, Development or Commercialization, as the case may be, including process development, manufacturing scale-up, quality stability testing, impurity characterization, assurance and quality control.

“Milestone Event” means an R&D Milestone Event, Regulatory Milestone Event, Sales Milestone Event or Second Indication Milestone Event, as the case may be.

“Milestone Payments” means each of the payments described in Sections 7.2, 7.3, 7.4 and 7.5.

“Molecularly Selective NaV1.7 Modulators” shall mean [†].

“NaV1.7” means the voltage gated sodium channel polypeptide having the sequence described in Schedule A and mutant and splice variants thereof.

“NDA” means an application submitted to a Regulatory Authority in any jurisdiction seeking approval to market and sell a Product, including a United States New Drug Application filed with the FDA pursuant to 21 CFR 314.50 of the US Food, Drug and Cosmetic Act, or any application in any country corresponding to a United States New Drug Application, and all supplements and amendments that may be filed in respect to such application.

“NDA Approval” means approval by a Regulatory Authority of an NDA.

“NDA Filing” means the filing with the applicable Regulatory Authority of a New Drug Application for a Product, and all amendments and supplements thereto.

“Net Sales” with respect to a Licensed Product shall mean [†]:

(i)	[†]; and

(ii)	[†]; and

(iii)	[†],

(a) Sales among Genentech and its Sublicensees and/or Genentech Licensee (as applicable). Sales between or among GNE, Roche, and/or their respective Sublicensees and/or Genentech Licensee (as applicable) shall be excluded from the computation of Net Sales, but Net Sales shall include the first sale to a Third Party by GNE, Roche, and any of their respective Sublicensees and/or Genentech Licensee (as applicable).

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(b) Supply as Samples/Test Materials. Notwithstanding anything to the contrary in the definition of Net Sales, the supply or other disposition Licensed Products (i) as samples; (ii) for use in non-clinical or clinical studies; (iii) [†] or (iv) [†], shall not be included in the computation of Net Sales.

(c) Licensed Products Sold in Combinations.

(i)	[†].

(ii)	[†].

(iii)	[†].

[†].

[†]:

(i)	[†];

(ii)	[†];

(iii)	[†];

(iv)	[†]; and

(v)	[†].

“Party” means Genentech or Xenon; “Parties” means Genentech and Xenon.

“Patent Rights” means any patents, patent applications (and any patents to issue therefrom), including provisional applications and any corresponding or other applications for patent filed in any jurisdiction based upon or claiming priority from any such patents or patent applications, including all divisionals, continuations, continuations-in-part, reissues, extensions, substitutions, re-examinations, renewals, supplemental protection certificates, pipeline patents, patents of importation or patents of addition to any of the foregoing.

[†]

“Person” means any individual, partnership, corporation, trust or any other entity that has legal capacity to own property in their own name or to sue or be sued.

“Phase II Clinical Trial” means a human clinical trial of a Product that is designed to elicit initial evidence of clinical safety and activity in a target patient population as required by a Regulatory Authority.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

“Phase III Clinical Trial” means a human clinical trial of a Product that is designed to establish that the Product is safe and efficacious for its intended use, and to determine warnings, precautions and adverse reactions that are associated with such Product in the dosage range to be prescribed, which trial is intended to support marketing approval by the FDA under the US Food, Drug, and Cosmetic Act, or a similar Regulatory Authority in a jurisdiction outside of the United States.

“Post-Research Term IP” means [†]:

(i)	[†];

(ii)	[†];

(iii)	[†];

(iv)	[†]; and

(v)	[†].

[†].

“Product” means any pharmaceutical product that contains or is comprised of one or more Compounds.

“Project Leader” means the representative designated by each Party pursuant to Section 3.2(b) who will have responsibility for overseeing the day-to-day activities of such Party with respect to the Research Program and for being the primary point of contact between the Parties with respect to the Research Program.

“R&D Milestone Event” has the meaning given to that term in Section 7.2.

“Regulations” means regulations, statutes, rules, guidelines and procedures promulgated by a Regulatory Authority pursuant to Applicable Laws.

“Regulatory Approval” means, with respect to any country, any and all approvals (including any applicable governmental price and reimbursement approvals), licenses, registrations, or authorizations of any Regulatory Authority necessary for the Manufacture, use, storage, import, transport, promotion, marketing and commercial sale (including packaging and labelling) of a product for human use in a country, including approvals of biologics license applications, new drug applications and product license applications (and their respective foreign counterparts).

“Regulatory Authority” means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority to grant a Regulatory Approval or having jurisdiction over the testing, manufacture, use, storage, import, transport, promotion, marketing or sale of a health care product in a country.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

“Regulatory Milestone Event” has the meaning given to that term in Section 7.3.

“Research Plan” means the written plan of research activities to be conducted by or on behalf of the Parties pursuant to this Agreement as further described in Section 3.6. The initial Research Plan is attached as Schedule B hereto.

“Research Program” means the research activities to be conducted by the Parties as set out in the Research Plan.

“Research Term” means the term of the Research Program described in Section 2.4.

“Royalty” means an SMC Royalty, SMC Know-How Royalty, LMC Royalty or Diagnostic Product Royalty, as the case may be.

“Royalty Payment” means a royalty payment required to be paid pursuant to Article 8.

“Royalty Product” means an SMC Royalty Product, an LMC Royalty Product, or a Diagnostic Royalty Product, as the case may be.

“Sales” has the meaning set forth above within the definition of Net Sales.

“Sales Milestone Event” has the meaning given to that term in Section 7.4.

“Second Indication Milestone Event” has the meaning given to that term in Section 7.5.

“SMC” means a Compound having a molecular weight of less than [†] g/mol.

“SMC Know-How Royalty” has the meaning given to that term in Section 8.2.

“SMC Know-How Royalty Product” means:

(a)	a SMC Licensed Product that [†]:

(i)	[†],

(ii)	[†], or

(iii)	[†]; or

(b)	a SMC Licensed Product:

(a)	that, [†]; and

(b)	that, [†].

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“SMC Licensed Product” means a Licensed Product that contains an SMC as an active ingredient.

“SMC Milestone Product” means a SMC Licensed Product that:

(a)	[†]; or

(b)	[†]:

(i)	[†];

(ii)	[†]; or

(iii)	[†].

“SMC Royalty” has the meaning given to that term in Section 8.1.

“SMC Royalty Product” means a SMC Licensed Product:

(a)	that [†]:

(i)	[†],

(ii)	[†], or

(iii)	[†]

(b)	that [†]:

(i)	[†],

(ii)	[†], or

(iii)	[†].

“SMC Royalty Term” means, in respect of each SMC Royalty Product, [†].

“Sublicense” means a sublicense granted pursuant to, and in accordance with, the provisions of Section 9.3.

“Sublicensee” means a Person to whom a Sublicense is granted.

“Substances” has the meaning given to that term in Section 4.5.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

“Term” means the term of this Agreement as set out in Section 12.1.

“Termination Compounds” means [†].

“Termination Compound Product” means [†].

“Territory” means all of the countries of the world.

“Third Party” means any Person other than a Party.

“US” means the United States of America.

“Valid Claim” means a claim of any issued, unexpired patent which has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

[†].

“XEN402” means that certain compound described in the Xenon PCT Publication [†] that was disclosed in confidence to Genentech prior to the Effective Date, pursuant to the Mutual Confidentiality Agreement between the Parties dated July 15, 2011, as amended. For greater certainty, “XEN402” includes [†].

“XEN403” means that certain compound described in the Xenon PCT Publication [†] that was disclosed in confidence to Genentech prior to the Effective Date, pursuant to the Mutual Confidentiality Agreement between the Parties dated July 15, 2011, as amended. [For greater certainty, “XEN403” includes [†].

“Xenon Background IP” means:

(i)	Xenon Background Know-How; and

(ii)	Xenon Background Patent Rights.

For avoidance of doubt, Xenon Background IP does not include [†].

“Xenon Background Know-How” means all Know-How that: (i) is Controlled by Xenon as of the Effective Date; (ii) is not generally known; and (iii) is necessary or useful for the work to be undertaken by Genentech pursuant to the Research Program and/or is necessary or useful to make, use, sell, offer for sale or import Collaboration Compounds, Licensed Products or Diagnostic Products.

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“Xenon Background Patent Rights” means all Patent Rights Controlled by Xenon as of the Effective Date that are necessary or useful to make, use, sell, offer for sale or import Collaboration Compounds, Licensed Products or Diagnostic Products. All such Xenon Background Patent Rights are set out in Schedule C.

“Xenon Collaboration IP” means the Collaboration IP Controlled by Xenon, including Xenon’s interest in Joint Collaboration IP.

“Xenon Indemnified Parties” has the meaning set out in Section 15.1.

“Year” means a period of one year beginning on January 1 and ending on (and including) December 31 of that year.

1.2	Interpretation

(a)	Headings in this Agreement are solely for the convenience of reference and shall not be used for purposes of interpreting or construing the provisions hereof.

(b)	All references in this Agreement to a designated “Article”, “Section”, “Subsection” or other subdivision or to a Schedule are to the designated Article, Section, Subsection or other subdivision of, or Schedule to, this Agreement.

(c)	The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision or Schedule.

(d)	The word “including”, when following any general statement, term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather is to be construed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

(e)	All references to currency, dollar or $ are deemed to mean lawful money of the US.

(f)	Any reference to a statute includes and is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding such statute or such regulations.

(g)	Words imparting the masculine gender include the feminine or neuter gender and words in the singular include the plural and vice versa.

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(h)	This Agreement has been prepared jointly by the Parties, each having access to legal counsel of its choice, and shall not be strictly construed or interpreted in favour of or against either Party.

(i)	All references to Genentech shall be interpreted to refer to both GNE and Roche and (a) all obligations and liabilities imposed on Genentech by this Agreement shall be the joint and several liabilities of both GNE and Roche and (b) all rights and licenses granted to Genentech by this Agreement shall enure to the benefit of each of GNE and Roche jointly and severally. Rights and or obligations assigned specifically to either GNE or Roche hereunder shall be the right and/or obligation of the Party so named.

ARTICLE 2

RESEARCH PROGRAM

2.1 General

The Research Program shall be conducted as a collaborative effort in accordance with this Article 2 and Article 3. Each Party shall carry out its obligations under the Research Program as described in the Research Plan pursuant to the provisions of this Agreement. Each Party shall comply with all laws, rules and regulations applicable to the conduct and documentation of its Research Program activities. Each Party shall, in performing its obligations under the Research Program, assign responsibilities to those portions of its organization that have the appropriate resources, expertise and responsibility for such obligations. The Parties shall use Diligent Efforts to conduct their respective tasks under the Research Program.

2.2	Research Program Costs

Except as otherwise expressly provided in this Agreement, each Party shall bear its own costs of performing its obligations under the Research Program.

2.3 Amendments to the Research Program

The JRC may modify the Research Plan from time to time in accordance with Section 2.5 and Article 3, provided that, in the event of a conflict between the terms of this Agreement and the Research Plan, the terms of this Agreement shall govern.

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2.4 Research Term

Except as otherwise provided under Section 16.1(b) below, the term of the Research Program shall commence on the Effective Date and continue for [†], unless the Parties agree to extend such term beyond the initial [†]. The Parties may extend the term of the Research Program on a year-by-year basis, by mutual written agreement of authorized representatives of each Party, initially at least [†] days prior to the [†] anniversary of the Effective Date and, thereafter, at least [†] days prior to each subsequent anniversary of the Effective Date, and the JRC shall, in such case, amend the Research Plan as necessary.

2.5	Xenon FTE Funding

(a)	For the duration of the initial [†] years of the Research Term and any extension thereof, Xenon shall commit and Genentech shall fund, on a Calendar Quarter basis (pro-rated for any period of less than three (3) months at the beginning or end of the Research Term), the number of FTEs of Xenon as set forth in the Research Plan at the FTE Rate. For avoidance of doubt, throughout the initial [†] years of the Research Term, the number of FTEs of Xenon funded by Genentech shall not be less than [†] FTEs. Upon Genentech’s request, Xenon will provide a resume or curriculum vitae for one or more individual FTEs for Genentech’s review.

(b)	Xenon shall invoice Genentech at the start of each Calendar Quarter during the Research Term for the number of FTEs assigned to the Research Program for such Calendar Quarter under the then-current Research Plan, provided that such invoice shall provide an adjustment for any difference between the number of FTEs invoiced in the prior Calendar Quarter and the actual number of FTEs performing under the Research Plan in such previously invoiced Calendar Quarter. Genentech shall pay Xenon within thirty (30) days of receipt of the invoice.

(c)	During the Research Term, [†].

(d)	In the event that the Parties extend the Research Term beyond the initial term of [†] years, for each year that the Research Term is extended, [†] from the commencement of the prior year of the Research Term until the end of such prior year of the Research Term.

2.6	FTE Records

Xenon shall keep complete and accurate records of its FTE’s work time (including normal vacations, sick days and holidays) attributed to the Research Program for a period of two (2) years following each Calendar Quarter concerned and Genentech shall be entitled from time to time, but not more that once each Year and only once with respect to records covering any specific period of time, to review such records at its expense in the location where such records are maintained upon reasonable notice and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the FTE’s work time attributed to the Research Program. If the review of such records reveals that Xenon has failed to accurately report information pursuant to this Section 2.6, then Xenon shall promptly pay to Genentech any resulting amounts overpaid by Genentech pursuant to under this Section 2.6, together with interest calculated in the manner provided in Section 8.15.

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2.7	Conduct of Research Program

(a)	Each Party shall use Diligent Efforts to perform its obligations pursuant to the Research Program.

(b)	Each Party shall conduct the Research Program in compliance with all Applicable Laws, including, without limitation, GLP where applicable.

(c)	Each Party hereby agrees that it shall not employ or otherwise use in any capacity, the services of any person debarred under US law, including but not limited to 12 U.S.C. 335(a) or (b) or 21 U.S.C. 335a, in performing any portion of the Research Program.

(d)	Neither Party shall be entitled to utilize the services of Third Parties (including any Affiliates) to perform its Research Program activities except in accordance with Section 3.7 below. Each Party shall remain at all times fully liable for its responsibilities under the Research Program. For the avoidance of doubt, in the event that the JRC determines that certain Xenon Activities (as described in Section 3.7 below) are to be subcontracted to a CRO, [†], provided that such activities are in addition to, and not within, the activities designated to FTE’s funded by Genentech pursuant to Section 2.5(a) and on Schedule B.

ARTICLE 3

JOINT RESEARCH

3.1	Alliance Managers.

Within thirty (30) days following the Effective Date, each Party will appoint (and notify the other Party of the identity of) a senior representative having a general understanding of pharmaceutical research, Development and Commercialization issues to act as its alliance manager under this Agreement (“Alliance Manager”). The Alliance Managers will serve as the primary business contact point between the Parties for the purpose of providing Xenon with information on the progress of Genentech’s research, Development and Commercialization of the Licensed Product(s) and Diagnostic Products and will be primarily responsible for facilitating the flow of information and otherwise promoting communication, coordination and collaboration between the Parties; providing single point communication for seeking consensus both internally within the respective Party’s organization and together regarding key global strategy and planning issues, as appropriate, including facilitating review of external corporate communications; and raising cross-Party and/or cross-functional disputes in a timely manner.

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Each Party may replace its Alliance Manager), either with respect to certain matters and/or for all purposes under this Agreement, on written advisory (including via e-mail) to the Alliance Manager of the other Party.

3.2	Joint Research Committee

(a)	Within thirty (30) days following the Effective Date, the Parties shall establish a Joint Research Committee (the “JRC”) which shall have responsibility to oversee the Research Program, and to plan and coordinate the activities under the Research Plan, including:

(i)	Reviewing and updating the Research Plan;

(ii)	Circulating a copy of each revised or updated Research Plan to each of the Alliance Managers;

(iii)	Monitoring progress of the Research Plan including monitoring the Parties’ compliance with their respective obligations under same, including the accomplishment of key activities, the devotion of the required number of FTEs;

(iv)	Establishing criteria for the selection of prospective Development Candidate(s) to be recommended for submissions by Genentech for LSR-Go decision;

(v)	Recommending Compounds to be submitted by Genentech to its management for an LSR-Go decision;

(vi)	Recommending Compounds to be submitted by Genentech to its management for an ED-Go decision; and

(vii)	Such other activities as set forth in the Research Plan or this Agreement, or as otherwise agreed by the Parties from time to time.

(b)	The JRC shall be comprised of an equal number of representatives of each Party with expertise appropriate for the function and purpose of the committee, but in no event will the membership of the JRC exceed three (3) representatives of each Party. Each Party will designate one of its representatives as its Project Leader, and may replace its representatives on the JRC from time to time in its discretion with prior written notice to the other Party.

(c)	The Chair of the JRC shall [†]. The Chair will be responsible for providing notice of all meetings to the members of the JRC, assembling and distributing meeting agendas and minutes, leading the meetings and, as needed, appointing a representative of the JRC to act as secretary of each meeting.

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(d)	Upon completion of all activities for which the JRC was established, the JRC shall have no further responsibilities or authority under this Agreement and will be considered dissolved by the Parties.

3.3	Governance of JRC

(a)	The JRC shall hold an initial in-person meeting within thirty (30) days following the establishment of the JRC, at a location to be agreed by the representatives of the JRC. Thereafter, the JRC shall meet as often as it determines necessary in connection with the Research Program, to be held at such time as may be mutually agreed upon by the Parties, but at least once per Calendar Quarter. Such meetings may be in-person, by audio or by video conference, but unless otherwise agreed by the Parties, the JRC shall meet in-person [†] per Year. The location of in-person meetings shall alternate between the locations of the Parties.

(b)	Each Party shall use all reasonable efforts to cause its representatives to attend the meetings, and if a Party’s representative is unable to attend a meeting, such Party shall designate an alternate representative to attend in place of the absent representative.

(c)	Each Party may, in its discretion, invite additional employees (including its Alliance Manager), and, with the consent of the other Party, consultants or scientific advisors, to attend the meetings of the JRC, PROVIDED, however, that such employees, consultants and advisors are under obligations of confidentiality and non-use applicable to Confidential Information of each Party that are at least as stringent as those set forth in Article 11.

(d)	Each Party shall be responsible for all of its own expenses of participating in the JRC, including, without limitation, all costs of travel, food and lodging for a Party’s representatives attending an in-person meeting.

(e)	Notice of meetings shall be given to all JRC members at least four (4) weeks in advance for in-person meetings and at least two (2) weeks in advance for audio or video teleconferences.

(f)	A quorum for a meeting of the JRC shall be two (2) representatives of each Party.

(g)

The JRC Chair shall distribute to all members of the JRC, minutes of the meeting within fifteen (15) Business Days following the date of the meeting to allow adequate review and comment. Such minutes shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions,

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decisions or determinations approved by the JRC. Minutes of each meeting shall be approved or revised as necessary at the next meeting. The approved minutes of each meeting shall be distributed to the representatives of the JRC and to the Alliance Managers by the Chair of the JRC within thirty (30) days of such approval.

3.4	Decision Making

At all times, the representatives of each Party on the JRC shall take into consideration the view of the representatives of the other Party regarding the matters under consideration by the JRC, and the objective of the JRC shall be to reach agreement by consensus on matters after reasonable and open discussion. Each Party, but not each representative of a Party, shall have one vote on all matters coming before the JRC. In the event that the JRC cannot reach agreement on a matter by consensus the matter [†].

3.5	Responsibilities

Notwithstanding anything to the contrary in this Article 3, each Party shall have and retain the rights, powers and discretion granted to it under this Agreement and the JRC shall not be vested with any right, power or discretion except as expressly provided in this Agreement and shall not have the power to amend or modify this Agreement, which may only be amended or modified as provided in Section 16.14.

3.6	Research Plan

(a)	As soon as practicable after the establishment of the JRC, the representatives of the JRC shall prepare a detailed Research Plan based on the initial Research Plan as set out in Schedule B. The initial detailed Research Plan will be consistent with the initial Research Plan, and will contain:

(i)	A general overview and timetable for each Party’s planned research activities under the Research Program for the next twelve (12) months;

(ii)	Specific research activities, including activities pertaining to:

•	research and Development of Compounds (including activities in furtherance of preparation for submissions by Genentech for LSR Go and/or ED-Go decisions)

•	Criteria for the selection of prospective Development Candidate(s)

•	Submission of Compounds for LSR Go decisions

•	Submission of Compounds for ED-Go decisions

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(iii)	The number of FTEs to be provided by Xenon, subject to Section 2.5 ;

(iv)	Provisions to deal with Manufacturing of Compounds by Xenon for research activities;

(v)	An allocation of responsibilities of each of the Parties for the research activities pursuant to the Research Program.

3.7	Subcontractors

(a)	By Xenon. Xenon shall not subcontract or outsource any work or any of its activities under the Research Plan, except as set forth in this Section 3.7(a) below:

(i)	Xenon may subcontract to a Third Party contract research organization (“CRO”), such activities as are set-out under the Research Plan and/or as may otherwise be specifically approved in advance by the JRC (“Xenon Activities”), provided that such CRO has entered into a written agreement with Xenon that includes terms and conditions corresponding to those in Section 3.7(b), as such terms would apply to Xenon and further provided that such CRO’s shall not be considered FTE’s under the Research Plan and shall not be funded with FTE payments made by Genentech; and

(ii)	Xenon may fulfill its obligation to commit FTEs to the Research Program with the prior written consent of Genentech by using individual Third Party contractors or consultants under the following conditions: (A) [†]; (B) [†]; (C) [†]; (D) each such individual must have entered into a written agreement with Xenon that includes terms and conditions protecting and limiting use and disclosure of Confidential Information and Know-How at least to the same extent as under this Agreement, and requiring all such individuals to assign to Xenon all right, title and interest in and to any Intellectual Property (and intellectual property rights) created or discovered in connection with performance of the Xenon Activities. Xenon is responsible for compliance by such Third Party FTEs with the terms and conditions of this Agreement as if those Third Party FTEs were Xenon employees.

(b)	By Genentech. Genentech may not subcontract or outsource any of its activities under a Research Plan and/or any of its other research or Development activities during the Research Term that relate to SMC Licensed Products (“Genentech Activities”), except as set forth in this Section 3.7(b). Genentech may subcontract Genentech Activities to a Third Party contract research organization (“CRO”), provided that any such CRO must have entered into a written agreement with Genentech that includes terms and conditions protecting and limiting use and disclosure of Confidential Information and Know-How at least to the same extent as under this Agreement, [†]. Genentech is responsible for compliance by such CRO with the applicable terms and conditions of this Agreement.

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3.8	[†]

(a)	[†]:

(i)	[†]; or

(ii)	[†].

[†].

3.9	[†] Project

For the purposes Section 3.8 and this Section 3.9:

[†]:

(i)	[†];
(ii)	[†]; and
(iii)	[†].

[†].

3.10	[†]

At any time during the first year following the Effective Date, [†].

ARTICLE 4

DISCLOSURE AND REPORTS DURING THE RESEARCH TERM

4.1 Initial Technology Transfer

Commencing as soon as reasonably practicable following the Effective Date, (a) Xenon will disclose and transfer all Xenon Background Know-How to Genentech that Xenon believes in good faith is necessary or useful for the exploitation of the rights granted to Genentech hereunder or which is otherwise expressly requested by Genentech; and (b) Genentech will disclose Genentech Background Know-How to Xenon, to the extent that Genentech, in good faith believes it is necessary or useful for the work to be undertaken pursuant to the Research Program.

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4.2	Quarterly Reports

Each Calendar Quarter during the Research Term, at or prior to the annual in-person JRC meeting referenced in Section 3.3(a), each Party shall provide to the other a written progress report which shall describe, in reasonable detail, the work performed to date on the Research Program, evaluate the work performed in relation to the objectives of the Research Program, and provide such other information required by the Research Program or reasonably requested by the JRC.

4.3	Annual Report

Until the expiration of the Research Term, on the annual anniversary of the Effective Date (and at the expiration of the Research Term), each Party shall prepare and deliver to the other: (i) an annual report, written in reasonable detail, of material activities performed under the Research Program the previous year, and (ii) (except for the report at the end of the Research Program) plans, written in reasonable detail, for activities to be undertaken in accordance with the Research Plan under the Research Program in the subsequent year.

4.4	Books and Records

Each Party shall maintain Books and Records in connection with its activities pursuant to the Research Program, as well as any other books and records as may be required from time to time by Applicable Law or this Agreement. Such Books and Records will be maintained in accordance with a Party’s internal program of recordkeeping and record retention.

4.5	Material Transfers

In connection with the Research Program, each of the Parties may from time to time provide to the other Party materials owned by or licensed to the delivering Party (such materials, “Substances”). Except as otherwise provided under this Agreement, (a) Xenon may use any Substances provided by Genentech solely in the conduct of its activities under the Research Plan and (b) Genentech may use such Substances solely in furtherance of the rights and license granted to Genentech in Section 9.1. As among the Parties, all such Substances delivered shall remain the sole property of the delivering Party. Except for the provision to subcontractors as permitted under Section 3.7 and as otherwise authorized under this Agreement, including this Section 4.5, such Substances shall not be used by, delivered to or used for the benefit of, any Third Party without the prior written consent of the delivering Party, and shall not used in research or testing of human subjects unless otherwise specified in the Research Program. Because not all of their characteristics may be known, the Substances supplied under this Section 4.5 must be used with prudence and appropriate caution in any experimental work. THE SUBSTANCES ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE.

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ARTICLE 5

MANUFACTURE AND SUPPLY

5.1	Manufacturing and Supply of Compounds

(a)	Research Program Quantities. Unless otherwise agreed in writing by the Parties, the Research Program shall provide for the Parties to manufacture and supply their own research scale compounds and Compounds (such research scale batch sizes made by Xenon not to exceed 10gms per batch unless otherwise mutually agreed by the Parties), and each Party shall bear their own cost of Manufacturing same.

(b)	Development and Commercial Manufacturing. Except for those research quantities set forth in Section 5.1 (a), as between the Parties, Genentech (and, if applicable, Genentech Sublicensees or Genentech Licensees) has the sole right and responsibility for, and control over, all Manufacturing of Collaboration Compounds and Licensed Products.

ARTICLE 6

DEVELOPMENT AND COMMERCIALIZATION

6.1	Development and Commercialization Activities

Except for the activities assigned to Xenon under the Research Plan, as between the Parties, Genentech shall have the sole right and responsibility for, and control over, all research, Development and Commercialization of Collaboration Compounds, Licensed Products and Diagnostic Products in the Territory, at its sole cost. Genentech shall devote Diligent Efforts to the research, Development and Commercialization of Collaboration Compounds and Licensed Products, such Diligent Efforts which will specifically include the dedication of Diligent Efforts towards the Development and Commercialization of at least one (1) Licensed Product that contains a Collaboration Compound.

6.2	Development Candidates

Genentech, through its Research Review Committee (or any equivalent successor governance body), in its sole discretion, shall select Compounds, and the Indication(s) for those Compounds, to advance into Development.

6.3	Genentech Post Research Term Reports

Genentech shall submit to Xenon, within thirty (30) days following the expiration of each period of [†] following the expiration of the Research Term, a written report summarizing Genentech’s efforts, and progress made, with respect to the research, Development and Commercialization of Development Candidates, Collaboration Compounds, Licensed Products (for which Xenon is eligible for or is due Milestone Payments or Royalties under this Agreement) and Diagnostic Products, such report(s) which will include:

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(a)	a high-level summary of all material research, Development and Commercial activities that it has performed during such [†] period (including Milestone Events);

(b)	disclosure of any Licensed Product conceived, identified or first made [†], provided that such requirement shall be deemed satisfied if Genentech provides either (i) copy(ies) of patent applications that claim or otherwise describe such Licensed Products or Compound(s) contained in such Licensed Products, or (ii) notice that no such patent applications were filed during the applicable [†] month period;

(c)	in the event that Genentech has Ceased Development, disclosure of [†] and[†]; and

(d)	[†].

[†].

ARTICLE 7

CLOSING PAYMENT AND MILESTONE PAYMENTS

7.1	Closing Payment

Within ten (10) Business Days following the Effective Date, Genentech shall pay to Xenon the sum of Ten Million Dollars ($10,000,000).

7.2	Research and Development Milestone Events and Payments

On the first occasion that any SMC Milestone Product achieves any of the following events and on the first occasion that any LMC Milestone Product achieves any of the following events (each, an “R&D Milestone Event”) Genentech shall pay to Xenon, at the time set out in Section 7.7(a), the applicable amount set opposite such event in the applicable column within the table below:

R&D Milestone Event	Payment Amount for SMC Milestone Product	Payment Amount for LMC Milestone Product
ED-Go	$5,000,000	[	†]

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[†]	[†]	[†]
[†]	[†]	[†]
[†]	[†]	[†]

For clarity, the maximum amount payable to Xenon under this Section 7.2 and Section 7.6 for achievement of all R&D Milestone Events is fifty-eight million five hundred thousand dollars ($58.5M).

[†].

7.3	Regulatory Milestone Events and Payments

On the first [†] occasions that any distinct SMC Milestone Product and on the first [†] occasions that any distinct LMC Milestone Product achieves any of the following events (each, a “Regulatory Milestone Event”) Genentech shall pay to Xenon, subject to Section 7.6, at the time set out in Section 7.7(a), the applicable amount set opposite such event in the applicable column within the table below:

Regulatory Milestone Event	Payment Amount for SMC Milestone Product			Payment Amount for LMC Milestone Product
[†]	$	[	†]	$	[	†]
[†]	$	[	†]	$	[	†]
[†]	$	[	†]	$	[	†]
[†]	$	[	†]	$	[	†]
[†]	$	[	†]	$	[	†]

For clarity, (i) [†], and (ii) the maximum amount payable to Xenon under this Section 7.3 and Section 7.6 for achievement of all Regulatory Milestone Events is three hundred thirteen million dollars ($313M).

[†].

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7.4	Sales Milestone Events and Payments

Upon achievement of each of the following events (each, a “Sales Milestone Event”) by the first [†] distinct SMC Milestone Products and by the first [†] distinct LMC Milestone Products, Genentech shall pay to Xenon, subject to Section 7.6, at the time set out in Section 7.7(b), the applicable amount set opposite such event in the applicable column within the table below:

Sales Milestone Event	Payment Amount for SMC Milestone Product		Payment Amount for LMC Milestone Product
[†]	$	[†]	$	[†]
[†]	$	[†]	$	[†]

For clarity, (i) [†] (ii) [†]; (iii) the maximum amount payable to Xenon under this Section 7.4 and Section 7.6 for achievement of all Sales Milestone Events is one hundred eighty million dollars ($180M).

[†]

7.5	Second Indication Milestone Events and Payments

[†], Genentech shall pay to Xenon, subject to Section 7.6, the amount set opposite such event in the applicable column within the table below, whether the Second Indication Milestone Event is achieved by Genentech or any Sublicensee or Genentech Licensee (as applicable):

Second Indication Milestone Event	Payment Amount for SMC Milestone Product		Payment Amount for LMC Milestone Product
[†]	$	[†]	$	[†]
[†]	$	[†]	$	[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

For clarity, the maximum amount payable to Xenon under this Section 7.5 and Section 7.6 for achievement of all Second Indication Milestone Events is seventy-four million five hundred thousand dollars ($74.5M).

[†]

7.6	Post-Research Term Know-How Milestone Payments

[†]

[†]	Percentage (%) of Milestone Payments set out in the foregoing Sections of this Article 7
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]

[†]	For further clarity:

(i)	[†]; and

(ii)	[†]

7.7	Time of Payment

(a)	The amounts set out in Sections 7.2, 7.3, 7.5 and 7.6 shall be paid within [†] Business Days following achievement of the respective Milestone Event.

(b)	The amounts set out in Section 7.4 in respect of each Sales Milestone Event shall be paid within [†]days following the end of the fiscal quarter of Genentech in which the Sales Milestone Event is achieved.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

7.8	Milestone Achievements

The Milestone Payments are payable by Genentech to Xenon regardless of whether the respective Milestone Event is achieved by Genentech or a Sublicensee or Genentech Licensee (as applicable).

ARTICLE 8

ROYALTIES

8.1	SMC Royalty

Genentech shall pay to Xenon a royalty (the “SMC Royalty”) on [†], at the percentage rate set out as follows:

Aggregate Net Sales of each SMC Royalty Product (US $Million)	Royalty
[†]	[†]%
[†]	[†]%
[†]	[†]%

[†]

8.2	SMC Know-How Royalty

Genentech shall pay Xenon a royalty (the “SMC Know-How Royalty”), on [†], of [†] ([†]%) percent of Net Sales of SMC Know-How Royalty Products, for [†].

8.3	LMC Royalty

Genentech shall pay to Xenon a royalty (the “LMC Royalty”) on [†], of [†] percent ([†]%) of Net Sales [†].

8.4	Post-Research Term Know-How Royalties

[†], Genentech shall pay to Xenon a royalty of annual Net Sales as set forth herein below.

(a)	For [†]:

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

[†]	SMC Licensed Product Royalty
[†]	Annual Net Sales	Royalty
	Up to and including [†($[†])	[†] percent ([†]%)
	[†] ($[†]) but not exceeding [†] ($[†])	[†] percent ([†]%)
	[†] ($[†])	[†] percent ([†]%)

[†]	[†] percent ([†]%)

(b)	[†]; and

(c)	[†].

8.5	Generic Products

[†].

8.6	Biosimilar Products

[†].

8.7	Limits on Royalty Reductions

[†].

8.8	Royalty Stacking Offsets

[†].

8.9	Diagnostic Products

For all Diagnostic Products to which [†], Genentech shall pay to Xenon a royalty of [†] Percent ([†]%) of [†] and, for all Diagnostic Products to which [†], Genentech shall pay to Xenon a royalty of [†] Percent ([†]%) of [†] (each, a “Diagnostic Product Royalty”). Each such Diagnostic Product Royalty shall be paid [†].

8.10	Non-Monetary Consideration

In the event that Genentech or any of its Sublicensees or Genentech Licensee (as applicable), receives any non-monetary consideration in connection with the sale or other disposition for value of Licensed Products under which Royalty Payments or Milestone Payments are applicable hereunder, including barter or counter-trade, [†], the matter shall be resolved pursuant to the terms set forth in Article 13.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

8.11	Royalty Reports; Payments

(a)	Within [†] days after the end of each Calendar Quarter in which a Royalty is payable hereunder to Xenon, Genentech shall submit to Xenon a report on the basis of each Royalty Product [†]:

(i)	[†];

(ii)	[†]; and

(iii)	[†].

(b)	Concurrently with such report, Genentech shall pay to Xenon all Royalty Payments payable by it under this Article 8 as indicated in the report.

8.12	Audits

Genentech shall keep (and shall cause each of and Sublicensees to keep and make available to Xenon pursuant to this Section 8.12) complete and accurate records of the underlying data relating to the reports and payments required by this Article 8 for a period of not less than [†] after each Calendar Quarter concerned. Xenon shall have the right from time to time (but not more often than once in each Year and only once with respect to records covering any specific period of time) at its own expense to have an independent, certified public accountant, selected by it and reasonably acceptable to Genentech, review any such records in the location(s) where such records are maintained upon reasonable notice and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the basis and accuracy of payments made under this Article 8. If the review of such records reveals that Genentech has failed to accurately report information pursuant to Section 8.11, then Genentech shall promptly pay to Xenon any resulting amounts due under Section 8.11, together with interest calculated in the manner provided in Section 8.14. If any amounts due under Section 8.11 as a result of such audit are greater than [†] percent ([†]%) of the amounts actually due for a calendar year, Genentech shall pay the reasonable costs of such review, provided that a correction has not already been made subsequent to the audit period and prior to the commencement of the audit. If Genentech in good faith disputes any conclusion of the accounting firm under this Section 8.12, including that Genentech owes additional amounts, then Genentech shall inform Xenon by written notice within thirty (30) days of receipt of a copy of the audit in question, specifying in detail such dispute. The Parties shall promptly thereafter meet and negotiate in good faith a resolution to such dispute. In the event that the Parties are unable to resolve such dispute within sixty (60) days after notice by Genentech, the matter shall be resolved pursuant to the terms set forth in Article 13, and interest shall be payable on any disputed amounts determined to be due in the same manner as provided for in Section 8.14.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

8.13	Tax Matters

Any withholding or other taxes which a paying Party is required by law to pay or withhold on behalf of a receiving Party with respect to royalties or other payments payable to a receiving Party under this Agreement shall be deducted from the amount of such royalties or other payments due, and promptly paid or remitted as appropriate, by the paying Party on behalf of the receiving Party. Any such tax required by law to be paid or withheld shall be an expense of, and borne solely by, the receiving Party. The paying Party shall furnish the receiving Party with the best available evidence of such payment or amount withheld as soon as practicable after such payment is made or such amount is withheld. The receiving Party shall furnish the paying Party with appropriate documents supporting application of the most favourable rate of withholding or other tax available under applicable laws and/or tax treaties. The Parties will each, respectively, devote all reasonable efforts to ensuring that all such taxes are paid or remitted, as appropriate, at the most favourable rate(s) proposed by the receiving Party. The Parties will reasonably co-operate in completing and filing documents required under the provisions of any applicable tax laws or any other Applicable Law in connection with the making of any required tax payment or withholding payment, in connection with a claim of exemption from, or entitlement to, a reduced rate of withholding or in connection with any claim to a refund of or credit for any such payment.

8.14	Currency Exchange

All Net Sales and amounts due to Xenon hereunder shall be expressed and paid in US dollars. Net Sales outside of the United States shall be first determined in the currency in which they are earned and shall then be converted into Swiss Francs and then into the U.S. dollars using Genentech’s then current standard practices actually used on a consistent basis in preparing its audited financial statements [†].

All payments shall be made in U.S. dollars in immediately available funds.

8.15	Late Payments

Genentech shall pay interest to Xenon on the aggregate amount of any payments that are not paid on or before the date such payments are due under this Agreement at a rate per annum equal to the lesser of the [†] rate as reported by Reuters Ltd. (or other reputable Third Party source as reasonably selected by Xenon), or the highest rate permitted by applicable law, compounded annually, and calculated on the number of days such payments are paid after the date such payments are due.

8.16	Mode of Payment

Unless otherwise agreed by Xenon, all payments required to be made to Xenon under this Agreement shall be made via wire transfer to an account designated in writing in advance by Xenon.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

8.17	No Set-Off

All payments required to be made by each Party to the other pursuant to this Agreement are non-refundable and shall be made without any set-off or deduction except as expressly provided herein.

8.18	Bank Account

All payments hereunder shall be made in United States dollars by bank wire transfer in immediately available funds to the account listed below (or such other account as Xenon shall designate before such payment is due):

Bank:

Royal Bank of Canada

Bank Address:

Main Branch – Royal Center

1025 W. Georgia Street

Vancouver BC V5E 3N9 Canada

[†]

[†]

8.19	Costs

Except as otherwise provided in this Agreement, each Party shall bear its own costs of performing its obligations under this Agreement PROVIDED that in the event that Xenon is required to incur out-of-pocket costs in connection with providing to Genentech any assistance that is from time to time requested by Genentech from Xenon pursuant to the terms of this Agreement in connection with the research, Development and Commercialization of Products in the Territory, Xenon’s obligation to provide such assistance shall be subject to Xenon and Genentech first agreeing in writing on the amount of such out-of-pocket costs, [†].

8.20	Sublicensees

The Royalty Payments are payable by Genentech to Xenon regardless of whether the respective Net Sales are achieved by Genentech or a Sublicensee or Genentech Licensee.

8.21	Post-Royalty Term

[†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ARTICLE 9

LICENSES

9.1	Xenon Licenses to Genentech

Xenon hereby grants to Genentech:

(i)	under the Licensed IP, an exclusive license, within the Territory, to make, use, sell, offer for sale and import Collaboration Compounds and Licensed Products for all uses; and

(ii)	under the Licensed IP, a non-exclusive license, within the Territory, to make, use, sell, offer for sale and import Diagnostic Products for all uses.

Notwithstanding subsection (i) above, with respect to the Xenon Background Patent Rights Covered by the [†]Patent (as defined below) , Xenon hereby grants to Genentech, a non-exclusive license, within the Territory, to make, use, sell, offer for sale and import Collaboration Compounds and Licensed Products. “[†]Patent” means the US patent #[†] that is identified as Entry #3 in Section IV of Schedule C attached , and any other Patent Rights filed in the Territory based upon or claiming priority from the aforementioned US patent, solely to the extent that such Patent Rights relate to [†].

Notwithstanding anything to the contrary in this Section 9.1, but subject to Section 3.7 above, Xenon retains all rights to use Post-Research Term IP, to the extent necessary or useful to make, use, sell, offer for sale and import (i) Compounds that are conceived, identified, first made or acquired by Xenon after the Research Term without the use of Xenon Background IP or Collaboration IP, and/or (ii) Products that contain such Compounds.

9.2	Genentech License to Xenon

Genentech hereby grants to Xenon, under the Licensed IP (to the extent exclusively licensed to Genentech pursuant to Section 9.1 above) and the Genentech Background IP and Genentech Collaboration IP, a royalty free, non-exclusive, license to conduct research pursuant to the Research Program during the Research Term. Such license shall not be sublicensable or transferable, other than the grant of a sublicense to those Persons as contemplated by and in accordance with Section 3.7(a) above.

9.3	Sublicense Rights

Genentech may grant to a Third Party (“Genentech Licensee”) rights to make, use, sell, offer for sale and/or import [†] and/or Licensed Products containing Compounds Covered by the Genentech Collaboration IP (“Genentech License”) and sublicenses of its licensed rights under Section 9.1 without the prior consent of Xenon, PROVIDED that:

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(a)	In each such Genentech License or sublicense, the Genentech Licensee or Sublicensee shall agree in writing to be subject to, and bound by, by terms and conditions substantially similar to the corresponding terms and conditions of this Agreement;

(b)	promptly after execution of the Genentech License or sublicense, Genentech shall provide to Xenon a reasonably detailed summary of such Genentech License or sublicense, and such further information respecting same as Xenon may reasonably request and that directly relates to the licenses granted to Genentech under this Agreement or Genentech’s payment obligations to Xenon under this Agreement. Such sublicense shall be treated as Genentech Confidential Information hereunder;

(c)	Genentech shall remain responsible for the performance of this Agreement and the performance of its Sublicensees or Genentech Licensee hereunder, including the payment of all payments due, and making reports and keeping books and records; and

(d)	Any act or omission by a Genentech Licensee or Sublicensee that would be a material breach of this Agreement had it been performed (or not performed) by Genentech shall be treated as a material breach of this Agreement by Genentech, provided, however, that Xenon shall not have the right to terminate this Agreement pursuant to Section 12.3(a)(i) based upon such material breach if:

(i)	[†];

(ii)	[†]; and

(iii)	[†].

In the event that Genentech licenses to a Third Party any rights to Develop or Commercialize Licensed Products where such license does not require a Sublicense under the Licensed IP but where Xenon is entitled to Milestone Payments or Royalties therefore, such license agreement shall include terms and conditions that are substantially similar to the terms and conditions of this Agreement respecting Xenon’s rights to payment under this Agreement.

9.4	Sublicense Up-front Payments

In the event that Genentech grants a Sublicense to a Third Party other than an Affiliate under any Licensed IP [†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

9.5	No Implied Licenses

Nothing in this Agreement shall be construed to grant to either Party any rights or license to any Intellectual Property of the other Party other than the licenses expressly set forth in this Agreement.

ARTICLE 10

INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND ENFORCEMENT

10.1	Ownership of Intellectual Property

(a)	Inventorship and ownership of Collaboration IP shall be determined in accordance with applicable laws relating to inventorship set forth in the patent laws of the United States (Title 35, United States Code).

(b)	Subject to the terms and conditions set forth in this Agreement:

(i)	all Genentech Background IP and Genentech Collaboration IP will be owned solely by Genentech;

(ii)	all Xenon Background IP and Xenon Collaboration IP will be owned solely by Xenon;

(iii)	all Post-Research Term IP will be owned solely by Xenon; and

(iv)	all Joint Collaboration IP will be jointly owned by Genentech and Xenon.

(c)	Subject to the licenses granted by one Party to the other and/or as otherwise specifically provided under this Agreement, each Party retains full ownership rights (including as provided under 35 U.S.C. Section 262) in and to such Intellectual Property described in Section 10.1(b) above, for any field, and including the right to license and sublicense, and to freely exploit, transfer or encumber its ownership interest without the consent of, or payment or account to the other Party. Each Party hereby waives any right it may have under the laws of any jurisdiction to request such payment, accounting or consent with respect to such Intellectual Property.

(d)	Each Party shall require all of its employees, and (in accordance with Section 3.7, any CROs, CRO personnel, individual contractors or consultants), agents, and any other Third Parties working on its behalf (and their respective employees, contractors and agents) to assign to Xenon all Xenon Collaboration IP, to assign to Genentech all Genentech Collaboration IP, and to assign to Genentech and Xenon jointly all Joint Collaboration IP.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(e)	The Parties shall cooperate with each other to effectuate ownership of any such Intellectual Property rights as set forth in this Agreement, including, but not limited to, executing and recording documents associated herewith.

10.2	Disclosure of Collaboration IP.

Each Party shall promptly disclose to the other Party any Collaboration IP. All such Collaboration IP shall be treated as Confidential Information for the purpose of Article 11.

10.3	Prosecution of Genentech Background IP and Genentech LMC Collaboration IP.

Genentech shall have the sole right, in its discretion, to prosecute and maintain all Patent Rights in Genentech Background IP, and in Genentech Collaboration IP relating specifically to LMC Licensed Products in the Territory, with patent counsel of its choice, and to proceed with Prosecution (as defined in Section 10.4(a) below) of such Patent Rights. Genentech shall bear the cost of such prosecution and maintenance.

10.4	Prosecution of other Collaboration IP and Xenon Background IP

During the Term, Genentech and Xenon shall select a mutually agreed upon outside counsel (“Outside Patent Counsel”) to represent Genentech in accordance with the terms set out below and to Prosecute all Patent Rights within the Collaboration IP other than and expressly excluding Genentech Collaboration IP relating specifically to LMC Licensed Products (collectively “Other Collaboration IP”) and Xenon Background IP (except Xenon’s Patent Rights Covering [†] and/or Covering the research tools described in Section 10.5 below) on the following terms:

(a)

(i)	“Prosecution,” “Prosecute,” and the like mean with regard to a particular Patent Right as the preparation, filing, prosecution and maintenance, including any re-issues or re-examinations, interferences, opposition proceedings, revocation actions or the like, with respect such Patent Right;

(ii)	As between the Parties, Genentech shall be primarily responsible for Prosecution of Patent Rights within Other Collaboration IP and Xenon Background IP and for instructing Outside Patent Counsel with respect to such Prosecution. The Outside Patent Counsel shall be instructed to conduct such Prosecution in a manner consistent with the Parties’ mutual goal of Prosecuting all Patent Rights within Other Collaboration IP and Xenon Background IP that have commercial value, and consistent with Genentech’s customary practices when Prosecuting its own Patent Rights;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(iii)	Filing of Applications. Should a Party wish to file a patent application covering any Other Collaboration IP or Xenon Background IP, it shall inform the other Party. With respect to any such patent application, Genentech shall engage Outside Patent Counsel to Prosecute such patent application and shall instruct such Outside Patent Counsel to provide to each Party a copy of any such patent application for review and comment by the Parties and such Outside Patent Counsel shall be instructed to reasonably consider the comments of all Parties with respect hereto;

(iv)	Review and Comment. The Outside Patent Counsel shall also be instructed to (a) keep the Parties informed as to the Prosecution of all Patent Rights relating to Other Collaboration IP and Xenon Background IP (including those matters involving which countries to initiate or continue prosecution (including validation) of all such Patent Rights, the question of scope of, the issuance of, the rejection of, and interference involving, or an opposition to any such Patent Rights), such that the Parties each have sufficient time to review and comment upon any documents intended for submission to any patent office; (b) promptly furnish to each Party a copy of any documents relevant to such Prosecution, including copies of correspondence with or from any patent office, foreign associates, and outside counsel; and (c) reasonably consider the comments/instructions of all Parties provided to Outside Patent Counsel respecting such Prosecution, subject to Section 10.4(a)(vii);

(v)	Cooperation. Generally, the Parties shall cooperate and with and assist each other in the Prosecution of a Patent Right within Other Collaboration IP and Xenon Background IP, including (a) consulting with the other Party after receiving any substantial action or development in the prosecution of any such Patent Rights. (b) making scientists and scientific records reasonably available, and (c) making each Party’s employees, agents, and consultants reasonably available to the other Party (or to its authorized attorneys, agents representatives, or Outside Patent Counsel), to the extent reasonably necessary to enable matters related to the Prosecution of a Patent Right within Other Collaboration IP and Xenon Background IP;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(vi)	Except as provided in Section 10.4(b), Genentech shall bear the cost of all matters pertaining to Prosecution of Patent Rights within Other Collaboration IP and Xenon Background IP;

(vii)	If Xenon and Genentech cannot reach agreement on a decision relating to the Prosecution of Patent Rights Covering within such Other Collaboration IP and Xenon Background IP (except Xenon’s Patent Rights Covering [†]), then Genentech shall have final authority to make such decision, provided that, such decision shall at all times be consistent with Genentech’s customary practices when Prosecuting its own Patent Rights;

(viii)	The Parties shall cooperate in obtaining patent term restoration, supplemental protection certificates or their equivalents, and patent term extensions with respect to Patent Rights within the Other Collaboration IP and Xenon Background IP in any country and/or region where applicable; and

(ix)	Reports. On an annual basis throughout the Term, within thirty (30) days following a written request by Xenon, Genentech shall deliver a report to Xenon, in a form and containing information substantially similar to that contained in Schedule C attached hereto, that provides an update and of all Patent Rights within Collaboration IP (including Genentech Collaboration IP) and Xenon Background IP that are then in the course of Prosecution.

(b)

Abandonment of Prosecution by Genentech. Genentech shall give to Xenon notice in writing of any determination by Genentech, pursuant to its right to make such determination in Section 10.4(a)(vii), that it shall cease Prosecution of a Patent Right within the Xenon Background IP or Other Collaboration IP anywhere in the Territory. Such notice shall be given sixty (60) days prior to the lapse or abandonment deadline or date imposed by Applicable Law in any country where such Patent Right is being Prosecuted. Upon receipt of such a notice from Genentech, Xenon shall have the right, exercisable by notice in writing to Genentech within sixty (60) days of receipt of such notice, to assume responsibility, at Xenon’s cost, for the Prosecution of such Patent Rights (the “Xenon Prosecution Notice”). Upon receipt of such Xenon Prosecution Notice, Genentech shall cooperate with and assist with the Prosecution of such Patent Right as is reasonably required. With respect to any such Patent Right for which Xenon assumes responsibility for Prosecution under such Xenon Prosecution Notice, Xenon, at its sole discretion, shall advise Genentech (i) if such Patent Right shall continue to constitute Xenon Background IP or Other Collaboration IP, as the case may be, for all purposes of this Agreement or (ii) if, effective as of the date of the Xenon Prosecution Notice, such Patent Right shall be excluded from the license granted to Genentech under

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Article 9 hereunder, in which case Genentech shall assign its interest in any such Patent Right to Xenon, and Article 9 and all other related provisions of this Agreement shall be deemed to be amended, without further action by either Party.

10.5	Prosecution and Maintenance of Xenon’s Background IP Patent Rights Covering [†] and Research Tools

(a)	Xenon shall have the sole right in its discretion, to Prosecute all Patents Rights in Xenon Background IP Covering [†] (such Patent Rights which are identified in Schedule C, Section II entitled “Diagnostics of [†] variants”) in the Territory, with patent counsel of its choice, and to proceed with Prosecution of such Patent Rights. Similarly, Xenon shall have the sole right in its discretion to Prosecute all Patent Rights in Xenon Background IP Covering certain research tools, in the Territory, with patent counsel of its choice, and to proceed with Prosecution of such Patent Rights. The Patent Rights Covering research tools referenced above are set out in Schedule C, and identified in the following Sections of Schedule C:

•	Section III entitled “Screening for Nav1.7 selective compounds”,

•	Section IV entitled “Sodium channel counterscreens”, and

•	Section V entitled “[†]”.

In exercising the foregoing right to Prosecute the Patent Rights listed in Sections II- IV (but not Section V), Xenon will (a) keep Genentech informed as to the Prosecution of such Patent Rights (including those matters involving which countries to initiate or continue prosecution (including validation) of all such Patent Rights, the question of scope of, the issuance of, the rejection of, and interference involving, or an opposition to any such Patent Rights), such that Genentech have sufficient time to review and comment upon any documents intended for submission to any patent office; (b) promptly furnish to Genentech a copy of any documents relevant to such Prosecution, including copies of correspondence with or from any patent office, foreign associates, and outside counsel; and (c) reasonably consider the comments of Genentech provided to Xenon respecting such Prosecution. Except as otherwise set forth in Subsection 10.5(b) below, Xenon shall bear the cost of Prosecution of the Patent Rights referenced in this Subsection 10.5(a) above; and

(b)

Abandonment of Prosecution by Xenon. Xenon shall give to Genentech notice in writing of any determination by Xenon, pursuant to its right to make such determination in Section 10.5(a), that it shall cease Prosecution of a Patent Right within such Xenon Background IP anywhere in the Territory. Such notice shall be given sixty (60) days prior to the lapse or abandonment deadline or date imposed by Applicable Law in any country where such Patent Right is being Prosecuted. Upon receipt of such a notice from Xenon, Genentech shall have the right, exercisable by notice in writing to Xenon within sixty (60) days of receipt

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of such notice, to assume responsibility, at Genentech’s cost, for the Prosecution of such Patent Rights (the “Genentech Prosecution Notice”). Upon receipt of such Genentech Prosecution Notice, Xenon shall cooperate with and assist with the Prosecution of such Patent Right as is reasonably required.

10.6	Patent Enforcement

(a)	Each Party will promptly report to the other Party during the Term any known or suspected infringement by a Third Party of any of the Collaboration IP, Xenon Background IP or Post-Research Term IP in the Territory of which such Party becomes aware, including any declaratory judgment, or similar action alleging the invalidity, unenforceability or non-infringement (provided an opposition or other similar post grant proceeding shall be considered part of Prosecution and governed in accordance with Section 10.4) of any of the Patent Right within the Collaboration IP, Xenon Background IP or Post Research Term IP (collectively “Infringement”).

(b)	Genentech shall have, in its sole discretion, the first right, but not the obligation, to bring and control any legal action or take other appropriate action in connection with such Infringement in the Territory as it reasonably determines appropriate to prevent or abate actual or threatened infringement.

(c)	If Genentech fails to initiate a suit or take other appropriate action that it has the initial right to initiate or take pursuant to Section 10.6(b) within one hundred twenty (120) days after becoming aware of the basis for such suit or action, then Xenon may, in its discretion, provide Genentech with written notice of Xenon’s intent to initiate a suit or take other appropriate action. If Xenon provides such notice and Genentech fails to initiate a suit or take such other appropriate action within thirty (30) days after receipt of such notice from Xenon, then, upon approval by Genentech, which approval shall not be unreasonably withheld, Xenon shall have the right to initiate a suit or take other appropriate action that it believes is reasonably required to prevent or abate actual or threatened Infringement or misappropriation of a Patent Right within the Collaboration IP, Xenon Background IP, or Post-Research Term IP (as applicable).

(d)

The Party initiating suit shall have the sole and exclusive right to select counsel for any suit initiated by it pursuant to Section 10.6(b) or 10.6(c). If required under law, or otherwise necessary, in order for the initiating Party to initiate or maintain such suit, the other Party shall join as a party to the suit and shall have the right to be represented by counsel of its own choice. The other Party shall offer reasonable assistance to the initiating Party in connection therewith at no charge to the initiating Party except for reimbursement of reasonable out-of-pocket costs incurred in rendering such assistance, except that, if Xenon initiates a suit in accordance with Section 10.6(c), Xenon shall have no obligation to reimburse

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Genentech for any out-of-pocket costs that Genentech incurs in rendering such assistance. The initiating Party shall assume and pay all of its own out-of-pocket costs incurred in connection with any litigation or proceedings initiated by it pursuant to Section 10.6(b) or 10.6(c), including the fees and expenses of the counsel selected by it.

(e)	The Party controlling any such action described in Section 10.6(b) or 10.6(c) may not settle or consent to an adverse judgment, including any judgment which affects the scope, validity or enforcement of any Patent Right within the Collaboration IP, Xenon Background IP or Post Research-Term IP, without the express written consent of the non-controlling Party (such consent not to be unreasonably withheld or delayed), except that Genentech or Xenon may each settle or consent to an adverse judgment in any action described in Section 10.6(b) or 10.6(c) without obtaining consent from the other Party unless any such settlement or consent judgment would either (A) impose a financial obligation upon the other Party or (B) admit liability on behalf of the other Party, or (C), limit the scope of or invalidate any Patent Right within the Collaboration IP, Xenon Background IP or Post-Research Term IP.

(f)	With respect to any suit or action referred to in Section 10.6(b) or 10.6(c), any recovery obtained as a result of any such proceeding, by settlement or otherwise, shall be applied, in the following order of priority: (i) [†]; (ii) [†]; and (iii) [†].

10.7	Third Party Suits.

(a)	Against Genentech. In the event that a Third Party shall make any claim or bring any suit or other proceeding against Genentech, or any of its, Sublicensees, Genentech Licensee or customers, for infringement or misappropriation of any Intellectual Property rights with respect to the research, development, making, using selling, offering for sale, import or export of any Collaboration Product or Licensed Product respecting which Milestone Payments or Royalties are payable to Xenon under this Agreement, Genentech shall have the right to defend and control the defense of such claim, suit or other proceeding as well as to initiate and control any counterclaim or other similar action. Xenon shall fully cooperate with Genentech in defense of such claim, suit or other proceeding, including by being joined as a party. Xenon shall have the right to be represented by counsel of its own choice, and Genentech shall reimburse Xenon for all responsible out-of-pocket costs that Xenon incurs relating to such cooperation.

(b)

Against Xenon. If the event that a Third Party shall make any claim or bring any suit or other proceeding against Xenon, or any of its Affiliates, sublicensees, or customers, for infringement or misappropriation of any Intellectual Property rights with respect to the research, development, making, using selling, offering for sale, import or export of any Collaboration Product or Licensed Product

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respecting which Milestone Payments or Royalties are payable to Xenon under this Agreement, the Parties shall cooperate and in good faith establish a plan for a common defense, and select the Party responsible for managing such plan.

10.8	Data Exclusivity

Subject to Article 12, Genentech shall have the sole right, but not the obligation, to obtain and control, at its own expense and discretion, any data/marketing exclusivity rights with respect to regulatory filings (including clinical, safety and efficacy data) with respect to Collaboration Compounds and Licensed Products including defense and enforcement of rights against Third Parties seeking marketing authorization approval from a regulatory agency (including the FDA, EMEA or equivalent) based on such filings. Such rights shall specifically include the right to take action in connection with Third Party applications for marketing authorization for Biosimilar Products or Generic Products that reference any Collaboration Compound or Licensed Product pursuant to Title VII of the United States Patient Protection and Affordable Care Act, Biologics Price Competition and Innovation Act, the Hatch-Waxman Act, EU Directive 2004/27/EC and any successor legislation or regulations relating thereto, and all similar foreign legislation with regard to the foregoing.

10.9	Trademarks

Genentech shall have the right to brand any and all Licensed Products owned or Controlled by Genentech using Genentech related trademarks and any other trademarks and trade names it determines appropriate for Licensed Products, which may vary by country or within a country (“Product Marks”). Genentech shall own all rights in the Product Marks and register and maintain Product Marks in the countries and regions it determines reasonably necessary.

ARTICLE 11

CONFIDENTIALITY

11.1	Confidential Information

Subject to the provisions of Section 11.2, all Confidential Information disclosed by a Party to the other Party during the Term shall not be used by the receiving Party except in connection with the activities contemplated by this Agreement or in order to further the purposes of this Agreement, shall be maintained in confidence by the receiving Party and shall not otherwise be disclosed by the receiving Party to any Third Party, without the prior written consent of the disclosing Party, except to the extent that the Confidential Information:

(i)	Was known or used by the receiving Party prior to its date of disclosure to the receiving Party, by disclosing Party;

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(ii)	is lawfully disclosed to the receiving Party either before or after the date of the disclosure to the receiving Party by the disclosing Party by a Third Party rightfully in possession of the Confidential Information and not bound by confidentiality obligations to the disclosing Party;

(iii)	was available to the public or generally known to the public or in the public domain either before or after the date of the disclosure to the receiving Party by disclosing Party through no fault or omission on the part of the receiving Party; or

(iv)	is independently developed by or for the receiving Party without access to, reference to or reliance upon the Confidential Information, as demonstrated by competent written records.

11.2	Exceptions

(a)	The provisions of Section 11.1 shall not preclude the receiving Party from disclosing Confidential Information of the other Party:

(i)	To the extent such Confidential Information is required to be disclosed by the receiving Party to comply with Applicable Laws or to defend or prosecute litigation, PROVIDED that the receiving Party provides prior written notice of such disclosure to the disclosing Party, provides the disclosing Party, to the extent possible, with sufficient time and opportunity to obtain a protective order for such Confidential Information and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure;

(ii)	In connection with discussions and negotiations with its officers, directors and shareholders as may be deemed necessary by the Company’s Chief Executive Officer or Chief Financial Officer to procure support and approval of the transactions contemplated hereunder;

(iii)	In order to comply with Applicable Laws governing disclosures under the receiving Party’s financial statements, if, in the reasonable opinion of the receiving Party’s auditors or Chief Financial Officer, such disclosure is necessary for such compliance;

(iv)	To satisfy the due diligence exercise by any Third Party (including potential Sublicensees, investors, investment bankers, lenders, acquirers, merger partners, or other potential financial partners, and their attorneys and agents) provided such Third Party has executed a confidentiality agreement in a form consistent with the terms hereof to protect the confidentiality of such information;

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(v)	In connection with discussions and negotiations with any Person in connection with a Sublicense or permitted subcontract hereunder, PROVIDED such Person has executed a confidentiality agreement in a form consistent with the terms hereof to protect the confidentiality of such information; or

(vi)	To their respective legal counsel, accountants and auditors as necessary.

(b)	Specific information shall not be deemed to be within any of the foregoing exclusions merely because it is embraced by more general information falling within these exclusions.

11.3	Press Releases

Without limiting the exclusions to Confidential Information under Section 11.2, neither Party shall issue any public announcement, press release or other publicity materials, or make any public presentation (each of the foregoing an “Announcement”) with respect to the existence of, or any of the terms or conditions of, this Agreement or the programs or efforts being conducted by the other Party hereunder, in each case without the prior written consent of the other Party. Except under extraordinary circumstances, each Party shall provide the other with an advance copy of any such announcement at least ten (10) Business Days prior to its scheduled release. Each Party shall have the right to expeditiously review and recommend changes to any such Announcement and, except as otherwise required by Applicable Laws, the Party whose Announcement has been reviewed shall remove any Confidential Information of the reviewing Party that the reviewing Party deems to be inappropriate for disclosure.

The Parties agree that the public announcement of the execution of this Agreement shall be substantially in the form of the press release attached as Exhibit E, which shall be issued on January 9, 2012.

11.4	Publications

If either Party decides that public presentation or publication of the protocols or the results of arising from activities under the Research Program (such results are hereinafter referred to as a “Disclosure”) is desirable, such results may be presented at professional symposiums or meetings, or published in scientific abstracts, journals, whether electronic or otherwise, subject to the prior review by both GNE and Xenon for protection of Patent Rights and protection of Confidential Information and subject to prior approval by both GNE and Xenon (such approval not to be unreasonably withheld). Each Party shall provide to the other the opportunity to review all proposed Disclosures. Each Party shall respond in writing promptly and in no event later than thirty (30) days after receipt of the proposed Disclosure with their comments or approval (and which approval shall not be unreasonably withheld). In the event of concern in the case of disclosure of a Party’s own Confidential Information, the Parties agree not to make any

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presentation nor submit any publication that contains such Confidential Information of a Party until the concerned Party has provided its written approval or such Confidential Information has been removed. In the event of concern in the case of patentable Confidential Information, the Parties agree not to make any presentation or submit any publication until patent protection has been sought by the Party having responsibility therefor pursuant to Article 10 or such Party has specifically given its written authority to make such Disclosure. Authorship will be determined in accordance with generally accepted academic standards and customs. Proper acknowledgement will be made for the contributions of each Party to the results being presented or published.

11.5	Employee and Advisor Obligations

Xenon and Genentech each agree that they shall provide Confidential Information received from the other Party only to their respective employees, consultants, agents and advisors, who have a need to know such Confidential Information to assist such Party in fulfilling its obligations under this Agreement, PROVIDED that such employees, consultants, agents and advisors (i) have agreed, in writing, to treat such information and materials as confidential, (ii) have existing written agreements with such Party, or (iii) are subject to written corporate rules of the Party, that obligate each of the same to treat such information and materials as confidential, and copies of such written agreements are promptly provided to the other Party at such other Party’s request.

11.6	Term of Confidentiality

All obligations of confidentiality imposed under this Article 11 shall expire 10 years following termination or expiration of this Agreement.

ARTICLE 12

TERM AND TERMINATION

12.1	Term

The term of the Agreement (the “Term”) commences on the Effective Date and, unless earlier terminated pursuant to the provisions of this Article 12, will continue until the expiration of all payment obligations to Xenon on Licensed Products and Diagnostic Products hereunder.

12.2	Bankruptcy, Dissolution and Winding Up

In the event of proceedings being commenced by or against a Party respecting its bankruptcy, dissolution or winding up (other than dissolution or winding up of such Party in connection with a merger or amalgamation permitted by the provisions of Section 16.1) this Agreement may terminate forthwith at the election of the non-bankrupt Party with delivery of notice to the bankrupt Party, unless such proceedings have been dismissed within thirty (30) Business Days of the date on which they were commenced.

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12.3	Termination by the Parties

(a)	This Agreement may be terminated by either Party in its entirety or, on a Licensed Product-by-Licensed Product or country-by-country basis, in the event of:

(i)	An unremedied material breach by either Party, in accordance with the provisions of Section 12.4; or

(ii)	A mutual written agreement between the Parties.

(b)	Genentech may terminate this Agreement, in its entirety, with or without cause, upon three (3) months advance written notice to Xenon, such termination to be effective at any time on or after the third (3rd) anniversary of the Effective Date.

12.4	Termination for Breach/Termination Effect

(a)	Upon a material breach of a representation, warranty or a material obligation of this Agreement by a Party (in such capacity, the “Breaching Party”), the other Party (in such capacity, the “Non-Breaching Party”) may provide written notice (a “Breach Notice”) to the Breaching Party specifying the material breach. For the purposes of this Section 12.4, a material breach includes, but is not limited to, Genentech’s failure to pay any amount owing pursuant to Article 7 or Article 8 or Section 9.4 within thirty (30) days following the date due.

(b)	If:

(i)	the Breaching Party fails to cure a material breach that is the subject to the notice provided in subsection (a) above during the ninety (90) day period (or, if such material breach, by its nature, is a curable breach that the Parties agree is not curable within that ninety (90) day period, then within such longer period as would be reasonably necessary for a diligent party to cure such material breach) following the date on which the Breach Notice is provided; or

(ii)	such material breach, by its nature, is incurable;

then the Agreement shall terminate, at the option of the Non-Breaching Party, in its entirety, on a Product-by-Product, or a country-by-country basis, upon written notice to the Breaching Party with immediate effect and without prejudice to the accrued rights of either Party, PROVIDED that if there is a dispute as to whether a material breach has occurred or has been cured or is incurable, such matter shall be first referred for resolution pursuant to Article 13 and termination shall be stayed pending resolution of such proceedings.

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(c)	No payment or agreement to pay under this Agreement (including those referred to as non-refundable) shall in any way preclude or limit the rights of either Party to seek the full recovery of its damages or to seek equitable relief for breach of this Agreement by the other Party.

(d)	Upon termination of this Agreement pursuant to Section 12.3(a)(i), in its entirety, or on a Product-by-Product and/or country-by-country basis (as applicable), occurring prior to expiration of the Term (except as provided in Section 12.7(ii)):

(i)	each Party shall immediately, upon and in accordance with the other Party’s written request, either deliver or destroy any Confidential Information relating to each terminated Product, except for one copy which may be retained in its confidential files for archive purposes only

PROVIDED that Genentech may retain such Confidential Information as is applicable to (x) Products in respect of which [†] and (y) [†]; and Xenon may retain such Confidential Information as is applicable to [†], and

(ii)	To the extent permitted by Applicable Law, Genentech shall, at Xenon’s cost, transfer and assign to Xenon all Regulatory Approvals for Products, and all materials submitted to Regulatory Authorities for such approvals, in each country in which this Agreement is terminated and in respect of any Products that are terminated on a Product-by-Product basis PROVIDED that Genentech may retain such Regulatory Approvals and materials as are applicable to (x) [†] and (y) [†].

(e)	Upon termination by Genentech pursuant to Section 12.2 or 12.3(a)(i):

(i)	all rights and licenses granted to Xenon under Article 9 shall immediately terminate,

(ii)	all rights and licenses granted to Genentech under Article 9 shall become perpetual and irrevocable rights and licenses, and

(iii)	Article 7 and Article 8 shall survive; provided that all Milestone Payments for Milestone Events occurring after the effective date of such termination and all Royalty Payments required to be paid after the effective date of such termination pursuant to such Article 8 shall be reduced by [†] percent ([†]%).

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(f)	Upon termination of the Agreement, in its entirety, by Xenon pursuant to Section 12.2 or 12.3(a)(i), effective as of the date of such termination:

(i)	the exclusive rights and licenses granted to Genentech under Article 9 hereunder shall terminate,

(ii)	Xenon shall grant to Genentech, under the Licensed IP (excluding Xenon Background Patent Rights described in Section I of Schedule C attached), a non-exclusive, fully paid, transferable, royalty free license to make, use, sell, offer for sale and import LMC Licensed Products.

(iii)	Xenon shall grant to Genentech, under the Xenon Background IP (excluding Xenon Background Patent Rights described in Section I) and Xenon Collaboration IP a non-exclusive, fully paid, transferable, royalty free license to make and use (but not sell or offer for sale) SMC Licensed Products,

(iv)	Genentech shall grant to Xenon:

(X)	an exclusive , [†] license to all Patent Rights within Genentech Termination IP that Cover (and, in the case of Patent Rights that are patent applications, would infringe a Valid Claim of such patent application if it were to issue as a patent), the composition of matter of Termination Compounds; and

(Y)	a non-exclusive, [†] license to all Know-How under Genentech Termination IP,

in each case (X) and (Y) above, to make, use, sell, offer for sale and import Termination Compounds and Termination Compound Products, within the field of the treatment of pain through a NaV1.7 mechanism,

(v)	all payment obligations owed by Genentech to Xenon under Article 7 and Article 8 for LMC Licensed Products that would otherwise have been payable to Xenon as of the date of breach shall survive. For avoidance of doubt, [†]

(vi)	except as exclusively licensed to Xenon in Section 12.4(f)(iv)(X) above, the provisions of Section 10.1(c) shall apply to Joint Collaboration IP;

(vii)	The terms of Section 10.4(b) shall apply with respect to Patent Rights within Genentech Termination IP [†]; and

(viii)	[†].

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(g)	Upon termination by Xenon, on a Product-by-Product and/or country-by-country basis (as applicable) pursuant to Section 12.3(a)(i), the provisions of Section 12.4(f) above shall apply, mutatis mutandis, respecting the relevant Product(s) in the relevant countries.

12.5	Termination by Genentech for Convenience

In the event that Genentech terminates this Agreement pursuant to Section 12.3(b), the provisions of Article 12.4(f) shall apply, mutatis mutandis, except that, effective as of the date of such termination:

(a)	[†].

(b)	[†].

12.6	Ceasing Development

In the event that Genentech Ceases Development of any and all SMC Licensed Products in the Territory containing Collaboration Compounds or containing other Compounds to which Xenon is eligible for Milestone Payments and/or Royalties under this Agreement:

(i)	[†]

(ii)	[†].

[†].

[†].

[†].

12.7	Ongoing Obligations

Except where explicitly provided elsewhere within this Agreement, termination of this Agreement for any reason, or expiration of this Agreement, will not affect:

(i)	obligations of the Parties, including the payment of any amounts payable pursuant to the provisions of Article 7 and Article 8; or

(ii)	rights and obligations of the Parties, which, from the context thereof, are intended to survive termination or expiration of this Agreement, including Section 4.4, 6.3(b), 9.3, 9.5 and Articles 1, 10, 11, 12, 13, 14. 15 and 16 (except 16.1(f)(ii).

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12.8	Dispute Resolution

Termination under this Article 12 for whatever reason will be automatically stayed for the duration of any proceedings initiated under Article 13, and any applicable cure periods shall commence upon the resolution of such proceedings.

ARTICLE 13

DISPUTE RESOLUTION

13.1	Internal Mediation

Except as otherwise provided under Sections 12.5 and 13.3, and except for an application for an injunction, and with the exception of any matter properly considered by the JRC, if any dispute, disagreement, claim or controversy (in each case, a “Disputed Matter”) exists between the Parties arising out of or relating to any provision of this Agreement then such Disputed Matter shall first be referred jointly to two (2) designees, one of each of Genentech and Xenon, who shall be an executive officer of each Party (or his/her designee), who shall meet personally and attempt in good faith using their best efforts to resolve the Disputed Matter. If such designees fail to resolve the Disputed Matter within thirty (30) Business Days (or longer if the Parties mutually agree) after referral of the matter to them, the Parties shall proceed to the arbitration process set forth in Section 13.2.

13.2	Arbitration.

(a)	Except as otherwise expressly provided in this Agreement, the Parties agree that any Disputed Matter not resolved internally by the Parties pursuant to Section 13.1 shall be resolved through binding arbitration conducted by the International Chamber of Commerce in accordance with the then prevailing Rules of Arbitration of the International Chamber of Commerce (for purposes of this Article 13, the “Rules”), except as modified in this Agreement, applying the substantive law specified in Section 16.2.

(b)	Arbitrators; Location. Each Party shall select one (1) arbitrator, and the two (2) arbitrators so selected shall choose a third arbitrator. All three (3) arbitrators shall serve as neutrals and have at least ten (10) years of (a) dispute resolution experience (including judicial experience) and/or (b) legal or business experience in the biotech or pharmaceutical industry. In any event, at least one (1) arbitrator shall satisfy the foregoing experience requirement under clause (b). If a Party fails to nominate its arbitrator, or if the Parties’ arbitrators cannot agree on the third, the necessary appointments shall be made in accordance with the Rules. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator. The arbitration proceedings shall be conducted in [†]. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in another language shall be submitted in English translation accompanied by the original or a true copy thereof.

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(c)	Procedures; Awards. Each Party agrees to use reasonable efforts to make all of its current employees available, if reasonably needed, and agrees that the arbitrators may determine any person as necessary. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than ninety (90) days after conclusion of the hearing, unless otherwise agreed by the Parties. Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement. Each Party agrees that, notwithstanding any provision of applicable law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, punitive or exemplary damages against any Party.

(d)	Costs. The prevailing Party, as determined by the arbitrators, shall be entitled to (a) its share of fees and expenses of the arbitrators and (b) its attorneys’ fees and associated costs and expenses. In determining which Party “prevailed,” the arbitrators shall consider (i) the significance, including the financial impact, of the claims prevailed upon and (ii) the scope of claims prevailed upon, in comparison to the total scope of the claims at issue. If the arbitrators determine that, given the scope of the arbitration, neither Party “prevailed,” the arbitrators shall order that the Parties (1) share equally the fees and expenses of the arbitrators and (2) bear their own attorneys’ fees and associated costs and expenses.

(e)	Interim Equitable Relief. Notwithstanding anything to the contrary in this Section 13.2, in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this Article 13, such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the ability of the arbitrators to review the decision under this Section 13.2. Such court shall have no jurisdiction or ability to resolve Disputed Matters beyond the specific issue of temporary injunction or other interim equitable relief.

(f)	Protective Orders; Arbitrability. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators shall have the power to decide all questions of arbitrability.

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(g)	Subject Matter Exclusions. Notwithstanding the provisions of Section 13.2, any Disputed Matter not resolved internally by the Parties pursuant to Section 13.1 that involves the validity or infringement of a Patent reading on the Licensed Product (a) that is issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides and resolved applying the patent laws of the United States; and (b) that is issued in any other country shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

(h)	Continued Performance. Provided that this Agreement has not terminated, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Disputed Matter.

13.3	Audit—Binding Determinations

In the event that any Disputed Matter involving the determination of any amounts due to either Party pursuant to the audit process set out in Section 8.12 has not been resolved pursuant to the procedures set out in Section 13.1, then the Parties shall (i) use reasonable efforts to reach agreement on the appointment of one (1) internationally-recognized independent accounting firm to determine the matter, (ii) if the Parties cannot reach agreement on such accounting firm within ten (10) Business Days, then each Party shall appoint one (1) internationally-recognized accounting firm to determine the matter, and (iii) if such firms cannot reach agreement within thirty (30) Business Days from their appointment, such firms shall choose a third internationally-recognized independent accounting firm who shall make the final determination as promptly as possible, which determination shall be final and binding on the Parties.

ARTICLE 14

REPRESENTATIONS AND WARRANTIES

14.1	Representation of Authority; Consents

Each Party represents and warrants to the other that:

(i)	It is duly incorporated and organized and validly existing under the laws of its jurisdiction of incorporation;

(ii)	It has full right, power and authority to enter into this Agreement and to perform its obligations under this Agreement;

(iii)	This Agreement has been duly executed by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with its terms;

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(iv)	The execution, delivery and performance of this Agreement by such Party does not and will not during the Term: (A) violate any Applicable Laws; nor (B) conflict with any agreement, instrument or understanding, oral or written, to which it or any of its Affiliates is a party or by which it or such Affiliates may be bound; nor (C) conflict with or violate such Party’s corporate charter and bylaws; and

(v)	No consents, approvals or authorizations under Applicable Laws or from Third Parties are required to be obtained in connection with the execution, delivery and performance of this Agreement.

14.2	Intellectual Property

Xenon represents and warrants to Genentech that, as of the Effective Date:

(i)	It has not received notice of any claim made against it asserting the invalidity, misuse, unregisterability, unenforceability or infringement of any of its Intellectual Property which is the subject of this Agreement and has not received notice of any claim made against it challenging its right to use or ownership of any such Intellectual Property or making any adverse claim of ownership thereof;

(ii)	It has not received any notice from any Third Party that there is any pending or threatened claim, demand or litigation which alleges that such Party’s activities to date relating to any such Intellectual Property have violated, or by conducting its business as currently proposed to be conducted hereunder would violate, the Intellectual Property rights of such Third Party;

(iii)	[†]; and

(iv)	[†]

14.3	Knowledge of Pending or Threatened Litigation

Xenon represents and warrants to Genentech that it has received no notice of any claim, investigation, suit, action or proceeding, pending or threatened, against Xenon before or by any domestic or foreign, federal, state, provincial or local court, agency, department, legislative body, commission, board or other administrative or governmental body, or any self-regulating body or arbitrator that [†].

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14.4	Joint and Several Liability

Roche and GNE are and shall be jointly and severally responsible and liable for all obligations of Genentech (but not obligations assigned to one of Roche or GNE) under this Agreement.

14.5	Disclaimer of Warranty

(a)	EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES, AND RENOUNCES ANY WARRANTY, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING ANY WARRANTY OF MERCHANTABILITY, DURABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND WARRANTIES ARISING FROM USAGE OF TRADE OR COURSE OF DEALING, RELATING TO PRODUCT OR OTHER PRODUCT OR SERVICE PROVIDED BY EITHER PARTY TO THE OTHER HEREUNDER.

ARTICLE 15

INDEMNIFICATION

15.1	Indemnity By Genentech

Genentech agrees to defend Xenon at Genentech’s cost and expense, and will indemnify and hold Xenon and its directors, officers, employees and agents (the “Xenon Indemnified Parties”) harmless from and against any action, suit, liabilities, losses, costs, damages, claims, demands, encumbrances, fees or expenses (including reasonable legal fees and disbursements) (collectively, a “Loss”) arising out of any Third Party claim resulting from:

(a)	Any breach by Genentech of any of its representations, warranties or obligations pursuant to this Agreement;

(b)	The negligence or wilful misconduct of Genentech; or

(c)	Any injury, damage or loss resulting from any Product Commercialized by Genentech or its Sublicensees or Genentech Licensees,

for each of (a) –(c), except to the extent that Xenon is obliged to indemnify Genentech pursuant to the provisions of Section 15.2.

In the event of any such claim against the Xenon Indemnified Parties by any Third Party, Xenon shall promptly notify Genentech in writing of the claim and Genentech shall manage and control, at its sole expense, the defence of the claim and its settlement, keeping Xenon reasonably advised of the status of the defence and/or settlement. No settlement shall be finalized without

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obtaining Xenon’s prior written consent, which shall not be unreasonably withheld, except that, in the case of a settlement that does not require an admission or action on the part of Xenon, subject to compliance with Section 10.7, Xenon’s consent shall not be required so long as is unconditionally released from all liability in such settlement. The Xenon Indemnified Parties shall cooperate with Genentech and may, at their option and expense, be represented in any such action or proceeding. Genentech shall not be liable for any litigation costs or expenses incurred by the Xenon Indemnified Parties without Genentech’s prior written authorization, unless Genentech is in breach of any of its obligations pursuant to this Section. In addition, Genentech shall not be responsible for the indemnification or defence of any Xenon Indemnified Party to the extent any Third Party claims arises from any negligent or intentional acts or omissions by any Xenon Indemnified Party, or the breach by Xenon of any obligation, representation or warranty under this Agreement, or any claims compromised or settled without Genentech’s prior written consent.

15.2	Indemnity by Xenon

Xenon agrees to defend Genentech at Xenon’s cost and expense, and will indemnify and hold Genentech and their respective directors, officers, employees and agents (the “Genentech Indemnified Parties”) harmless from and against any action, suit, liabilities, losses, costs, damages, claims, demands, encumbrances, fees or expenses (including reasonable legal fees and disbursements) arising out of any Third Party claim resulting from:

(a)	Any breach by Xenon of any of its representations, warranties or obligations pursuant to this Agreement; or

(b)	The negligence or wilful misconduct of Xenon.

In the event of any claim against the Genentech Indemnified Parties by any Third Party, Genentech shall promptly notify Xenon in writing of the claim and Xenon shall manage and control, at its sole expense, the defence of the claim and its settlement, keeping Genentech reasonably advised of the status of the defence and/or settlement. No settlement shall be finalized without obtaining Genentech’s prior written consent, which consent shall not be unreasonably withheld, except that, in the case of a settlement that does not require an admission or action on the part of Genentech, subject to compliance with Section 10.7, Genentech’s consent shall not be required so long as Genentech is unconditionally released from all liability in such settlement. The Genentech Indemnified Parties shall cooperate with Xenon and may, at their option and expense, be represented in any such action or proceeding. Xenon shall not be liable for any litigation costs or expenses incurred by the Genentech Indemnified Parties without Xenon’s prior written authorization, unless Xenon is in breach of any of its obligations pursuant to this Section. In addition, Xenon shall not be responsible for the indemnification or defence of any Genentech Indemnified Party to the extent any Third Party Claim arises from any negligent or intentional acts or omissions by any Genentech Indemnified Party, or the breach by Genentech of any obligation, representation or warranty under this Agreement, or any claims compromised or settled without Xenon’s prior written consent.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

15.3	Method of Asserting Claims

In the event that any written claim or demand for which a Party (the “Indemnifying Party”) would be liable to the other Party (the “Indemnified Party”) hereunder is asserted against or sought to be collected from any Indemnified Party by a Third Party, such Indemnified Party shall promptly, but in no event more than ten (10) Business Days following such Indemnified Party’s receipt of such claim or demand, notify the Indemnifying Party of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (the “Claim Notice”). The failure to provide such notice will not affect any rights under this Agreement except to the extent that the Indemnifying Party is materially prejudiced by such failure.

15.4	Notice Period

The Indemnifying Party shall have sixty (60) days from the delivery or mailing of the Claim Notice (the “Notice Period”) to notify the Indemnified Party whether or not it desires to defend the Indemnified Party against such claim or demand. An election to assume the defense of such claim or demand shall not be deemed to be an admission that the Indemnifying Party is liable to the Indemnified Party in respect of such claim or demand. All costs and expenses incurred by the Indemnifying Party in defending such claim or demand shall be a liability of, and shall be paid by, the Indemnifying Party; PROVIDED, however, that the amount of such expenses shall be a liability of the Indemnifying Party hereunder, subject to the limitations set forth in this Article 15.

15.5	Reimbursement

In the event that it is ultimately determined that the Indemnifying Party is not obligated to indemnify, defend or hold the Indemnified Party harmless from and against any Third Party claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all costs and expenses (including without limitation, reasonable attorney’s fees and court costs) incurred by the Indemnifying Party in its defense of the Third Party claim. In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such claim or demand, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings. If any Indemnified Party desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense.

15.6	Settlement

The Indemnified Party shall not settle a Third Party claim or demand without the consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party may settle any claim or demand for monetary damages without obtaining consent from the Indemnified Party; it being understood that the Indemnifying Party shall not, without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, settle, compromise or offer to settle or compromise any such claim or demand on a basis which would result in the imposition of a consent order, injunction or decree that would restrict the future activity or conduct of the Indemnified Party thereof.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

15.7	Grant of Access and Assistance to Indemnifying Party

To the extent the Indemnifying Party shall control or participate in the defense or settlement of any Third Party claim or demand, the Indemnified Party will give the Indemnifying Party and its counsel access to, during normal business hours, the relevant business records and other documents, and shall permit them to consult with the employees and counsel of the Indemnified Party. The Indemnified Party shall use its reasonable efforts to assist in the defense of all such claims.

15.8	Conflict of Interest or Failure to Defend

If the Indemnifying Party shall fail to undertake in a timely manner the defense of any Third Party claim or it is determined that representation by the Indemnifying Party’s counsel of both the Indemnifying Party and the Indemnified Party may present a conflict of interest, the Indemnified Party shall have the right to undertake the defense or settlement thereof at the Indemnifying Party’s expense. If the Indemnified Party assumes the defense of any such claim or proceeding and proposes to settle such claim or proceeding prior to a final judgment thereon or to forgo any appeal with respect thereto, then the Indemnified Party shall give the Indemnifying Party timely written notice and the Indemnifying Party shall have the right to participate in the settlement or assume or reassume the defense of such claim or proceeding.

15.9	Insurance Proceeds

Any indemnification hereunder shall be made net of any insurance proceeds recovered by the Indemnified Party.

15.10	Limitation

EXCEPT FOR CLAIMS OF A THIRD PARTY THAT ARE SUBJECT TO INDEMNIFICATION UNDER SECTIONS 15.1 OR 15.2, OR AS OTHERWISE SET EXPRESSLY STATED IN THIS AGREEMENT, IN NO EVENT SHALL ANY PARTY NOR ANY OF THEIR AFFILIATES NOR THEIR RESPECTIVE OFFICERS, DIRECTORS OR EMPLOYEES BE LIABLE TO AN OTHER PARTY HEREUNDER FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES (INCLUDING LOSS OF PROFITS) WHETHER BASED UPON BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT TORT OR ANY OTHER LEGAL THEORY.

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15.11	Insurance.

(a)	Coverage. Each Party shall maintain, at its own cost, the insurance coverages set forth in this Section 15.11(a); provided, however, Genentech has the right, in its sole discretion, to self-insure in part or in whole for any such coverage.

(i)	Commencing as of the Effective Date, and thereafter for the period of time required under Section 15.11(b), each Party shall obtain and maintain on an ongoing basis, Commercial General Liability insurance, including contractual liability, in the minimum amount of five million dollars (US$5,000,000) per occurrence, combined single limit for bodily injury and property damage liability.

(ii)	Commencing as of the date Genentech files an IND for a product under this Agreement, and thereafter for the period of time required under Section 15.11(b), Genentech shall obtain and maintain on an ongoing basis, Clinical Trials Coverage and Products Liability and Completed Operations insurance in the minimum amount of ten million dollars (US$10,000,000) per occurrence, combined single limit for bodily injury and property damage liability.

(iii)	Commencing as of the Effective Date, and thereafter for the period of time required under Section 15.11(b), Xenon shall obtain and maintain such statutory Workers Compensation insurance as is required under Applicable Law, Genentech shall obtain and maintain on an ongoing basis, statutory Workers’ Compensation insurance with limits at minimum one million dollars (US$1,000,000) and each Party shall obtain and maintain Employers Liability insurance with limits at a minimum one million dollars (US$1,000,000).

(b)	Additional Requirements. Except to the extent that Genentech self-insures as authorized under Section 15.11(a), the following provisions apply:

(i)	All insurance coverages shall be primary insurance with respect to each Party’s own participation under this Agreement, and shall be maintained with an insurance company or companies having an A.M. Best’s rating (or its equivalent) of A-XII or better.

(ii)	The insurance policies shall be under an occurrence form, but if only a claims-made form is available to a Party, then in such a case, such Party shall maintain the insurance coverage for at least five (5) years following such Party’s completing the performance of its obligations under this Agreement.

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(iii)	Each Party shall provide to the other Party its respective certificates of insurance evidencing the insurance coverages set forth in Section 15.11(a). Each Party shall provide to the other Party at least thirty (30) calendar days prior written notice of any cancellation, nonrenewal or material change in any of the insurance coverages. Each Party shall, upon receipt of written request from the other Party, provide renewal certificates to the other Party for as long as such Party is required to maintain insurance coverages hereunder.

ARTICLE 16

GENERAL

16.1	Assignment

Except as hereinafter provided in this Section 16.1, this Agreement shall not be assigned in whole or in part by either Party without the prior written consent of the other Party. Any attempt by either Party to assign this Agreement without such consent shall be null and void and of no effect PROVIDED that either Party may assign this Agreement without the consent of the other Party:

(a)	in whole or in part to any Affiliate of a Party, PROVIDED that the assigning Party notifies the non-assigning Party in writing within twenty (20) Business Days of such assignment and the assignee promptly enters into a written agreement with the non-assigning Party wherein the assignee agrees to assume responsibility for and be bound by all of the terms of this Agreement in addition to the assigning Party and FURTHER PROVIDED that the assigning Party shall continue to be bound by all such terms and shall be jointly and severally liable (with the assignee) for all obligations and liabilities imposed upon the assigning Party under this Agreement; or

(b)	in whole in connection with a transfer or sale of all or substantially all of the assets or business of a Party or in the event of such Party’s merger or amalgamation or other business combination with another Person (a “Change of Control Event”) provided that such Party or its successor (as applicable) gives notice in writing to the other Party within ten (10) Business Days following such Change of Control Event, [†];

(c)	No assignment shall release any Party from responsibility for the performance of any accrued obligation of such Party hereunder;

(d)	This Agreement shall be binding upon and enforceable against the successor to or any permitted assignees from either of the Parties hereto;

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(e)	[†] and

(f)	In the event that this Agreement is assigned by Xenon to a Third Party or a successor in connection with a Change of Control Event (as defined above), notwithstanding any provisions of this Agreement to the contrary:

(i)	[†];

(ii)	[†]:

(A)	[†]; and

(B)	[†].

16.2	Governing Law

Except as otherwise provided in Section 13.2 (g) with respect to intellectual property disputes this Agreement shall be construed and the respective rights of the Parties determined according to the substantive laws of [†] notwithstanding the provisions governing conflict of laws under such law to the contrary.

16.3	United Nations Convention

THE PARTIES EXPRESSLY DISCLAIM AND EXCLUDE THE APPLICATION OF THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.

16.4	Business Day

In the event that an obligation to be performed under this Agreement falls due on a day that is not a Business Day, the obligation shall be deemed due on the next Business Day thereafter.

16.5	Notices

Notices, invoices, communications, and payments hereunder shall be deemed made and given three (3) days after sending if sent by registered or certified envelope, postage prepaid, and one (1) day after sending if sent by courier or by facsimile transmission, and addressed to the Party to receive such notice, invoice, or communication at the address given below, or such other address as may hereafter be designated by notice in writing by one Party to the other from time to time:

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

To Xenon:	Xenon Pharmaceuticals Inc. 3650 Gilmore Way Burnaby, BC V5G 4W8 Attention: President and Chief Executive Officer Facsimile: 604-484-3450

With a copy (which shall not constitute notice) to:	Xenon Pharmaceuticals Inc. 3650 Gilmore Way Burnaby, BC V5G 4W8 Attention: General Counsel and Corporate Secretary Facsimile: 604-484-3450

To Genentech:	Genentech, Inc. 1 DNA Way, South San Francisco, CA 94080 Attn: Corporate Secretary Facsimile: (650) 467-9146 Attention: Facsimile:

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with a required copy to each of:

Genentech, Inc.

1 DNA Way,

South San Francisco, CA 94080

Attn: VP, Genentech Partnering

Facsimile: (650) 225-3009

and

Genentech, Inc.

1 DNA Way,

South San Francisco, CA 94080

Attn: Head of Alliance Management

Facsimile: +1.650.467.3294

16.6	Force Majeure

No failure or omission by either Party in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the reasonable control of such Party, including the following: acts of God; acts or omissions of any government; any inordinate or unanticipated delays in the regulatory review or governmental approval processes that are within the sole control of such government or governmental agency; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; and invasion; PROVIDED that such failure or omission resulting from one of the above causes is corrected as soon as is practicable after the occurrence of one or more of the above mentioned causes by the Party claiming force majeure taking all reasonable steps within its power to resume compliance with its obligations with the least possible delay. The Party claiming force majeure shall notify the other Party with notice of the force majeure event as soon as practicable, but in no event longer than ten (10) Business Days after its occurrence, which notice shall reasonably identify such obligations under this Agreement and the extent to which performance thereof will be affected. In such event, the Parties shall meet promptly to determine an equitable solution to the effects of any such event.

16.7	Independent Contractors

It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Agreement shall be construed as authorization for either Xenon or Genentech to act as agent for the other.

16.8	No Strict Construction

This Agreement has been prepared jointly and shall not be strictly construed against either Party.

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16.9	No Implied Waivers; Rights Cumulative

No failure on the part of Xenon or Genentech to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

16.10	Severability

If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalid, illegal or unenforceable of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole.

16.11	Execution in Counterparts

This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument. For purposes of execution, a copy of this Agreement or any amendment hereto will be deemed an original (including a printed copy of a PDF file delivered via email or a facsimile transmitted telephonically via a fax machine). Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following such execution.

16.12	No Third Party Beneficiaries or Obligors

No Person other than Genentech, Xenon and their respective permitted successors and assigns hereunder shall be deemed an intended beneficiary hereunder, nor have any right to enforce any obligation of any Party to this Agreement, nor shall any Person other than Genentech and Xenon and their respective permitted successors and assigns have any obligations to any Party under this Agreement.

16.13	Entire Agreement

This Agreement contains the entire agreement of the Parties with respect to the matters referred to herein.

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16.14	Amendment

This Agreement, including the Schedules hereto (with the exception of Schedule B, which may be amended pursuant to Section 2.3), may only be amended by a written document duly executed by authorized signatories of each of the Parties.

16.15	Compliance

The Parties shall comply fully with all Applicable Laws in connection with their respective activities under this Agreement.

[SIGNATURES ON NEXT PAGE]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

XENON PHARMACEUTICALS INC.

By:	/s/ Simon Pimstone
Name: Simon Pimstone
Title: President and Chief Executive Officer

GENENTECH, INC.

By:	/s/ Steve Krognes
Name: Steve Krognes
Title: Chief Financial Officer

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Andrew Jefferson
Name: Andrew Jefferson
Title: Head of Asset Management & Operations

By:	/s/ Stefan Arnold
Name: Stefan Arnold
Title: Head of Legal Pharma

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SCHEDULE A

NAV1.7

NCBI: ACCESSION Q15858, VERSION Q15858.3, GI:327478559

1	mamlpppgpq sfvhftkqsl alieqriaer kskepkeekk dddeeapkps sdleagkqlp
61	fiygdippgm vsepledldp yyadkktfiv lnkgktifrf natpalymls pfsplrrisi
121	kilvhslfsm limctiltnc ifmtmnnppd wtknveytft giytfeslvk ilargfcvge
181	ftflrdpwnw ldfvvivfay ltefvnlgnv salrtfrvlr alktisvipg lktivgaliq
241	svkklsdvmi ltvfclsvfa liglqlfmgn lkhkcfrnsl ennetlesim ntleseedfr
301	kyfyylegsk dallcgfstd sgqcpegytc vkigrnpdyg ytsfdtfswa flalfrlmtq
361	dywenlyqqt lraagktymi ffvvviflgs fylinlilav vamayeeqnq anieeakqke
421	lefqqmldrl kkeqeeaeai aaaaaeytsi rrsrimglse sssetsklss ksakerrnrr
481	kkknqkklss geekgdaekl sksesedsir rksfhlgveg hrrahekrls tpnqsplsir
541	gslfsarrss rtslfsfkgr grdigsetef addehsifgd nesrrgslfv phrpqerrss
601	nisqasrspp mlpvngkmhs avdcngvvsl vdgrsalmlp ngqllpevii dkatsddsgt
661	tnqihkkrrc ssyllsedml ndpnlrqram srasiltntv eeleesrqkc ppwwyrfahk
721	fliwncspyw ikfkkciyfi vmdpfvdlai ticivlntlf mamehhpmte efknvlaign
781	lvftgifaae mvlkliamdp yeyfqvgwni fdslivtlsl velfladveg lsvlrsfrll
841	rvfklakswp tlnmlikiig nsvgalgnlt lvlaiivfif avvgmqlfgk sykecvckin
901	ddctlprwhm ndffhsfliv frvlcgewie tmwdcmevag qamclivymm vmvignlvvl
961	nlflalllss fssdnltaie edpdannlqi avtrikkgin yvkqtlrefi lkafskkpki
1021	sreirqaedl ntkkenyisn htlaemskgh nflkekdkis gfgssvdkhl medsdgqsfi
1081	hnpsltvtvp iapgesdlen mnaeelssds dseyskvrln rssssecstv dnplpgegee
1141	aeaepmnsde peacftdgcv wrfsccqvni esgkgkiwwn irktcykive hswfesfivl
1201	millssgala fediyierkk tikiileyad kiftyifile mllkwiaygy ktyftnawcw
1261	ldflivdvsl vtlvantlgy sdlgpikslr tlralrplra lsrfegmrvv vnaligaips
1321	imnvllvcli fwlifsimgv nlfagkfyec inttdgsrfp asqvpnrsec falmnvsqnv
1381	rwknlkvnfd nvglgylsll qvatfkgwti imyaavdsvn vdkqpkyeys lymyiyfvvf
1441	iifgsfftln lfigviidnf nqqkkklggq difmteeqkk yynamkklgs kkpqkpiprp
1501	gnkiqgcifd lvtnqafdis imvliclnmv tmmvekegqs qhmtevlywi nvvfiilftg
1561	ecvlklislr hyyftvgwni fdfvvviisi vgmfladlie tyfvsptlfr virlarigri
1621	lrlvkgakgi rtllfalmms lpalfnigll lflvmfiyai fgmsnfayvk kedgindmfn
1681	fetfgnsmic lfqittsagw dgllapilns kppdcdpkkv hpgssvegdc gnpsvgifyf
1741	vsyiiisflv vvnmyiavil enfsvatees teplseddfe mfyevwekfd pdatqfiefs
1801	klsdfaaald pplliakpnk vqliamdlpm vsgdrihcld ilfaftkrvl gesgemdslr
1861	sqmeerfmsa npskvsyepi tttlkrkqed vsatviqray rryrlrqnvk nissiyikdg
1921	drdddllnkk dmafdnvnen sspektdats sttsppsyds vtkpdkekye qdrtekedkg
1981	kdskeskk

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A-1

SCHEDULE B

RESEARCH PLAN

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Confidential Information

Xenon Pharmaceuticals Inc.,

&

Genentech, Inc.,

Research Plan

Dec. 21, 2011

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TABLE OF CONTENTS

1.	BACKGROUND	B-4

2.	ACTIVITY 1: [†]	B-4

3.	ACTIVITY 2: [†]	B-4

4.	ACTIVITY 3: [†]	B-4

5.	XENON FTES	B-4

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1.	BACKGROUND

This research plan outlines the activities of the collaborative Research Program . [†]

[†]

2.	ACTIVITY 1: [†]

[†]

3.	ACTIVITY 2: [†]

[†]

4.	ACTIVITY 3: [†]

[†]

5.	XENON FTES

Department	Xenon FTEs		Initial Activities of Xenon FTEs

Medicinal Chemistry	[	†]	[†]

In Vitro Pharmacology / Biochemical Pharmacology	[	†]	[†]

DMPK	[	†]	[†]

In Vivo Biology	[	†]	[†]

Total	[	†]

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SCHEDULE C

XENON BACKGROUND PATENT RIGHTS

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Entry	Status	Type	Title/Description	Patent or Application No.	Filing Date	Priority Date

Section I: [†]Series Compounds

[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

Section II: Diagnostics for [†] Variants

[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

Section III: Screening for NaV1.7 Selective Compounds

[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

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Entry	Status	Type	Title/Description	Patent or Application No.	Filing Date	Priority Date

Section IV: Sodium Channel Counterscreens

[†]	[†]	[†]	[†]	[†]	[†]	[†]

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[†]	[†]	[†]	[†]	[†]	[†]	[†]

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[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

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Entry	Status	Type	Title/Description	Patent or Application No.	Filing Date	Priority Date

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[†]

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[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

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Entry	Status	Type	Title/Description	Patent or Application No.	Filing Date	Priority Date

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[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]	[†]	[†]

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Entry	Status	Type	Title/Description	Patent or Application No.	Filing Date	Priority Date

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SCHEDULE D

GENENTECH FIRST RIGHT TO [†]

The operation of Genentech’s First Right [†]shall be as set-out below:

(a)	[†]:

(i)	[†]; or

(ii)	[†].

(b)	[†]:

(i)	[†];

(ii)	[†];

(iii)	[†]; and

(iv)	[†].

(c)	[†].

(d)	[†]:

(i)	[†]; and

(ii)	[†].

(e)	[†].

(f)	[†].

(g)	[†].

(h)	[†].

(i)	[†].

(j)	[†]:

(i)	[†];

(ii)	[†]; and

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D-1

(iii)	[†].

(k)	In the event that either:

(i)	[†];

(ii)	[†]; or

(iii)	[†];

        [†].

(l)	[†].

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SCHEDULE E

PRESS RELEASE

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FOR IMMEDIATE RELEASE

Vancouver, Canada, 9 January 2012

Xenon to Collaborate with Genentech on Discovery of Novel Targeted Pain Therapeutics

Xenon today announced a strategic alliance with Genentech, a member of the Roche Group (SIX: RO, ROG; OTCQX: RHHBY), to discover and develop compounds and companion diagnostics for the potential treatment of pain.

“We are delighted to be collaborating with Genentech” said Simon Pimstone, President and CEO of Xenon. “Genentech is among the world’s leading biotech companies and an ideal strategic partner for Xenon as we share a common emphasis on using human genetics for drug development. Further, this collaboration allows Xenon to both deepen and broaden our pipeline of novel medicines in development”.

Xenon and Genentech will collaborate on the discovery of new therapeutic approaches for treating pain. Under the terms of the agreement, Genentech has an exclusive license to compounds and a non-exclusive license to diagnostics from Xenon for development and commercialization of products. Xenon will receive an undisclosed upfront payment, research funding and is eligible to receive research, development and commercialization milestone payments, totaling up to $650 million for multiple products and indications. In addition, Xenon will receive royalties on sales of products resulting from the collaboration.

Michael Hayden, CSO of Xenon added: “This new alliance, which represents our sixth partnership with a major pharmaceutical company to date, once again highlights the keen interest in Xenon’s unique genetics approach and in our translational R&D capabilities.”

About Xenon Pharmaceuticals Inc. (Xenon)

Xenon is a privately owned, clinical genetics-based drug discovery and development company engaged in developing small molecule therapies based on the genetic causes of select metabolic, neurological and cardiovascular diseases. For more information, visit the Company’s website at http://www.xenon-pharma.com.

For more information regarding this press release, contact:

Dr. Robin Sherrington, VP, Business & Corporate Development (604) 484-3363 ddunn@xenon-pharma.com

This release contains forward-looking statements that are not based on historical fact. These forward-looking statements involve risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from those expressed or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements.

Xenon Pharmaceuticals Inc., 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada	www.xenon-pharma.com

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XENON PHARMACEUTICALS INC. 3650 Gilmore Way Burnaby, BC Canada V5G 4W8 T 604-484-3300 F 604-484-3450 www.xenon-pharma.com

August 14, 2012

Genentech, Inc.

1 DNA Way

South San Francisco

California, USA 94080

Re:   Collaborative Research and License Agreement between Xenon Pharmaceuticals Inc. (“Xenon”) and Genentech, Inc. (“GNE”) together with F. Hoffmann-La-Roche Ltd (“Roche”) (GNE and Roche, collectively, “Genentech”), made as of December 22, 2011 (the “Agreement”)

Attention: Shane Shih, Senior Manager Alliance Management

Dear Shane,

Further to our recent discussions and in accordance with Section 16.14 of the Agreement, Xenon and Genentech agree as follows:

1. This amendment to the Agreement shall hereinafter be referred to as the “Letter Agreement”. Except as specifically defined below, capitalized terms used in this Letter Agreement shall have the same meaning as ascribed to such terms in the Agreement.

2. Subsection 2.5(a) of the Agreement is hereby amended by deleting the second sentence within such Subsection in its entirety, and replacing it with the following:

“For avoidance of doubt, the number of FTEs of Xenon funded by Genentech (i) beginning on the Effective Date through to June 30, 2012 shall not be less than [†] FTEs; and (ii) beginning on July 1, 2012 and continuing throughout the remainder of the initial [†] years of the Research Term shall not be less than [†] FTEs.”

3. The definition of “FTE Rate” under Section 1.1 of the Agreement is hereby amended by deleting it in its entirety, and replacing it with the following:

“FTE Rate” shall mean the amount Genentech will pay to Xenon over a consecutive twelve (12) month period during the Research Term to support one (1) Xenon FTE dedicated to the Research Plan. The FTE Rate shall be (i) [†]and (ii) [†].”

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4. A new Subsection 3.9(iv) is hereby added to the end of Section 3.9 as follows:

“3.9(iv) Notwithstanding anything to the contrary in Subsection 3.9(ii) of the Agreement, Genentech hereby agrees that Xenon may grant to [†]; provided that [†] will have no rights or license to [†] (except through an agreement with an Approved Third Party Contractor). Pursuant to an agreement among Xenon, [†] and such Approved Third Party Contractor (such agreement which shall be prepared by [†] and agreed to by Xenon, acting reasonably), Xenon may also grant to one or more of the Approved Third Party Contractors, such rights and license as are necessary for such Approved Third Party Contractors to [†] for purposes of [†]. Within [†] days after [†], Xenon may [†] solely for the purpose of [†]. The foregoing rights of Xenon shall be subject to Xenon ensuring that any such licenses shall be consistent with and subject to the terms of this Agreement, including without limitation the terms set forth in Subsection 3.9(iii).

For purposes of interpreting the foregoing license grant:

“Approved Third Party Contractors” means the following corporations and their successors: (i) [†]; (ii) [†]; and (iii) [†].

[†].

[†]

5. In the event of a conflict between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail.

6. Except as specifically provided above in this Letter Agreement, the Agreement remains in full force and effect, unamended.

Kindly confirm, by signature below, Genentech’s agreement on the matters noted above.

With best regards,

/s/ Simon Pimstone
Simon Pimstone
President & CEO
Xenon Pharmaceuticals Inc.

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/s/ Bruce D. Roth
Authorized Signatory
Genentech, Inc.

Name:	Bruce D. Roth
Title:	VP Chemistry
Date:	August 14, 2012.

/s/ Andrew Jefferson		/s/ Stefan Arnold
Authorized Signatory		Authorized Signatory
F. Hoffmann-La Roche Ltd.		F. Hoffmann-La Roche Ltd.

Name:	Andrew Jefferson	Name:	Stefan Arnold
Title:	Head of Asset Management	Title:	Head of Legal Pharma
Date:	August 15, 2012.	Date:	August 15, 2012.

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31 October 2012

Robin Sherrington, Ph.D

Sr. Vice President, Business & Corporate Development

Xenon Pharmaceuticals Inc.

RE:	Second amendment to Collaborative Research and License Agreement between Xenon Pharmaceuticals Inc. (“Xenon”) and Genentech, Inc. (“GNE”) together with F. Hoffmann-La-Roche Ltd (“Roche”) (GNE and Roche, collectively, “Genentech”), made as of December 22, 2011, as amended (the “Agreement”)

Dear Robin,

Further to our recent discussions and in accordance with Section 16.14 of the Agreement, Xenon and Genentech agree as follows:

1. This amendment to the Agreement shall hereinafter be referred to as the “Letter Amendment”. Except as specifically defined below, capitalized terms used in this Letter Amendment shall have the same meaning as ascribed to such terms in the Agreement.

2. The definition of “FTE Rate” under Section 1.1 of the Agreement is hereby amended by insertion of the following new sentence at the end of the existing Section 1.1:

“Notwithstanding the forgoing, the FTE Rate for the [†] FTEs (including [†] PhDs and [†] MSs) that will be assigned to the Research Program as of January 1, 2013 (including any replacement FTE’s thereof) shall be (USD) $[†] per FTE. These [†] FTEs will be assigned to the Research Program at minimum until [†], or as agreed by the Parties.”

Except as modified and/or amended herein, all of the terms, covenants and conditions contained in the Agreement shall remain unchanged and in full force and effect. The term “Agreement”, as used in the Agreement, and all other instruments and agreements executed thereunder, shall for all purposes refer to the Agreement as amended by this Letter Amendment. This Letter Amendment may be executed in counterpart, each of which shall be deemed to be an original, and such counterparts together shall constitute one instrument. For purposes of executing this Letter Amendment, a facsimile (including a PDF image delivered via email) copy of this Agreement, including the signature pages, will be deemed an original.

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1 DNA WAY, SOUTH SAN FRANCISCO, CA 94080-4990 USA 650 225 1000 www.gene.com

By the signatures below, the parties have caused this Letter Amendment to be executed by their respective duly authorized officers to be effective as of the date set forth above.

Sincerely,

GENENTECH, INC.

By:	/s/ Bruce D. Roth
Name: Bruce D. Roth
Title: VP Chemistry

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Christophe Carissimo
Name: Christophe Carissimo
Title: Global Licensing Director

By:	/s/ Stefan Arnold
Name: Stefan Arnold
Title: Attorney at Law

Acknowledged and Agreed by:

XENON PHARMACEUTICALS INC.

BY:	/s/ Simon Pimstone
NAME:	Simon Pimstone
TITLE:	President and CEO

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20 December 2012

Robin Sherrington, Ph.D

Sr. Vice President, Business & Corporate Development

Xenon Pharmaceuticals Inc.

RE:	Third amendment to Collaborative Research and License Agreement between Xenon Pharmaceuticals Inc. (“Xenon”) and Genentech, Inc. (“GNE”) together with F. Hoffmann-La-Roche Ltd (“Roche”) (GNE and Roche, collectively, “Genentech”), made as of December 22, 2011, as amended (the “Agreement”)

Dear Robin,

Further to our recent discussions and in accordance with Section 16.14 of the Agreement, Xenon and Genentech agree as follows:

1. This amendment to the Agreement shall hereinafter be referred to as the “Letter Amendment”. Except as specifically defined below, capitalized terms used in this Letter Amendment shall have the same meaning as ascribed to such terms in the Agreement.

2. The definition of “FTE Rate” under Section 1.1 of the Agreement is hereby amended by insertion of the following new sentence at the end of the existing Section 1.1:

“Notwithstanding the forgoing, the FTE Rate for [†] assigned to the Research Program as of January 1, 2013 (including any replacement FTE’s thereof) shall be (USD) $[†] per FTE. [†] will be assigned to the Research Program at minimum until [†], with an option to extend until [†] or as other otherwise agreed by the Parties [†] FTE Rate of (USD) $[†].”

Except as modified and/or amended herein, all of the terms, covenants and conditions contained in the Agreement shall remain unchanged and in full force and effect. The term “Agreement”, as used in the Agreement, and all other instruments and agreements executed thereunder, shall for all purposes refer to the Agreement as amended by this Letter Amendment. This Letter Amendment may be executed in counterpart, each of which shall be deemed to be an original, and such counterparts together shall constitute one instrument. For purposes of executing this Letter Amendment, a facsimile (including a PDF image delivered via email) copy of this Agreement, including the signature pages, will be deemed an original.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

1 DNA WAY, SOUTH SAN FRANCISCO, CA 94080-4990 USA 650 225 1000 www.gene.com

By the signatures below, the parties have caused this Letter Amendment to be executed by their respective duly authorized officers to be effective as of the date set forth above.

Sincerely,

GENENTECH, INC.

By:	/s/ Bruce D. Roth
Name: Bruce D. Roth
Title: VP Chemistry

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Stefan Arnold
Name: Stefan Arnold
Title: Attorney at Law

By:	/s/ Christophe Carrissimo
Name: Christophe Carrissimo
Title: Transaction Excellence

Acknowledged and Agreed by:

XENON PHARMACEUTICALS INC.

BY:	/s/ Simon Pimstone
NAME:	Simon Pimstone
TITLE:	President and CEO

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